Registration Nos. 333-08919

811-07729

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES

ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 21	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 23	☒

(Check appropriate box or boxes.)

HANSBERGER INTERNATIONAL SERIES

(Exact Name of Registrant as Specified in Charter)

399 Boylston Street,

Boston, Massachusetts 02116

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (617) 449-2810

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and Address of Agent for Service)

Copy to:

John M. Loder, Esq.

Ropes & Gray

One International Place

Boston, Massachusetts 02110

Approximate Date of Public Offering

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On May 1, 2008 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

HANSBERGER

INTERNATIONAL SERIES

PROSPECTUS

May 1, 2008

International Value Fund

Emerging Markets Fund

All Countries Fund ®

International Growth Fund

International Core Fund

Adviser: Hansberger Global Investors, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Hansberger International Series (the “Trust”) is a mutual fund that consists of five separate investment portfolios. This prospectus gives you important information about the International Value Fund, Emerging Markets Fund, All Countries Fund®, International Growth Fund and International Core Fund (collectively the “Funds”) that you should know before investing and has been arranged into different sections so that you can easily review this important information. Each Fund offers two share classes: the Institutional Class and the Advisor Class. On the next page, there is some general information you should know about before investing in the Funds, including information common to each of the Funds.

For more detailed information about the Funds, please see:

To obtain more information about the Trust, please refer to the back cover of this prospectus.

Please read this prospectus and keep it for future reference.

INTRODUCTION—PRINCIPAL RISKS COMMON TO ALL FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Fund may invest a substantial portion of its assets in the securities of issuers organized or located outside of the U.S. The Funds are appropriate for long-term investors who seek exposure to global markets and are comfortable with the risks described below. You may lose money if you invest in a Fund. Before you invest, you should know a few things about investing in mutual funds.

Management Risk

Each Fund’s assets are managed under the direction of Hansberger Global Investors, Inc. (the “Adviser”). Still, investing in a Fund involves risks, and there is no guarantee that a Fund will achieve its investment goal. The Adviser makes judgments about several factors, including economic conditions, with respect to each investment it makes on behalf of each Fund, but these judgments may not anticipate actual market movements or the impact of economic conditions on issuers. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. You should consider your own investment goals, time horizon and risk tolerance before investing in a Fund.

Price Volatility

The value of your investment in a Fund is based on the market value (or price) of the securities a Fund holds. These prices change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of a Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. These factors contribute to price volatility, which is a principal risk of investing in the Funds. The effect on a Fund’s share price of a change in the value of a single security will depend on how widely the Fund’s holdings are diversified.

International Investing

Investing in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Although these events will not necessarily affect the U.S. economy or similar issuers located in the U.S. they may affect a Fund that invests its assets in the securities of issuers organized or located outside of the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of a security in an issuer’s home country. Also, securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically.

Emerging Markets

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the funds.

2

INTERNATIONAL VALUE FUND

Fund Summary

Investment Goal	Long-term capital growth
Relative Share Price Volatility	Medium to High
Principal Investment Strategy	Investing primarily in a diversified portfolio of stocks and debt obligations of companies and governments domiciled outside the U.S. which the Adviser believes are undervalued

Investment Strategy

In selecting investments for the Fund, the Adviser, by engaging in its own research and by reviewing research obtained through outside sources, seeks to identify securities of companies that have a market value which the Adviser believes is less than a company’s intrinsic value based on its long-term potential. The Adviser’s portfolio investment decisions rely heavily on a fundamental analysis of securities with a long-term investment perspective. Fundamental analysis includes evaluating a company’s prospects by focusing on such factors as the quality of a company’s management, its competitive position within its industry, the financial strength of the company, the quality of its earnings and the outlook for the company’s future based on these and other similar factors. The objective of this analysis is to identify undervalued securities for the Fund, to hold them for the long-term and to achieve long-term capital growth as the marketplace realizes the value of these securities over time. The Adviser will also consider other factors in making portfolio investment decisions, including country and political risks and economic and market conditions.

The Adviser seeks to broaden the scope and increase the effectiveness of this fundamental analysis by searching for undervalued securities in many countries around the world. This global search provides the Adviser with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities. The Adviser generally sells a security if the Adviser’s price target is met, the company’s fundamentals change, or if the portfolio is fully invested and the Adviser believes a better investment opportunity exists. Under normal market conditions, the Fund will invest more than 80% of its assets in issuers located in at least three countries other than the U.S. This 80% does not include the cash position of the Fund.

What are the risks of investing in the International Value Fund?

The Fund is exposed to management risk, price volatility, emerging markets risk and the general risks of international investing.

3

INTERNATIONAL VALUE FUND

Performance Information

The bar chart and the performance table below illustrate the variability of the International Value Fund’s returns. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

This bar chart shows changes in the total returns for the performance of the Fund’s Institutional Class of shares from year to year.

Best Quarter	Worst Quarter
19.58%	-20.50%
second quarter	third quarter
2003	1998

Average Annual Total Return (for the periods ended December 31, 2007)

This table compares the Fund’s average annual total return for different calendar periods to that of the MSCI All Country World Index (ACWI) Ex. U.S.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as 401(k) plans or individual retirement accounts. After-tax returns may exceed the return before taxes due to a tax benefit realized by the Fund.

	1 Year*	5 Years*	10 Years*	Since Advisor Class Inception (9/13/05)*
Institutional Class:
Return Before Taxes	14.75%	22.61%	8.25%	—
Return After Taxes on Distributions	11.82%	20.96%	7.32%	—
Return After Taxes on Distributions and Sale of Fund Shares	12.33%	19.92%	7.06%	—
Advisor Class:
Return Before Taxes	14.51%*	—	—	20.38%
MSCI All Country World Index (ACWI) Ex. U.S.**†	17.12%	24.52%	10.09%	21.67	%††

*	During the periods indicated, the Adviser reduced fees and/or reimbursed certain operating expenses of the Fund and reimbursed certain transaction fees (including for prior periods) that were owed to the Fund. Without the reduction and/or reimbursement of these expenses and transaction fees, total returns would be lower.
**	MSCI All Country World Index (ACWI) Ex. U.S. measures the return of the stock of companies domiciled outside the U.S. including stock from developed and developing countries. Only stocks available to foreign (non-local) investors are included in the index.
†	Returns for the MSCI All Country World Index (ACWI) Ex. U.S. reflect no deductions for fees, expenses or taxes. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commission or expenses. If an index had expenses, its performance would be lower.
††	Index performance is not available coincident with the Class’ inception date; comparative performance is presented from the month end following the Class’ inception date.

4

INTERNATIONAL VALUE FUND

Fund Fees and Expenses

Every mutual fund has operating expenses to pay for professional advisory, shareholder, administration and custody services and other costs of doing business. This table describes the current fees and expenses that you will pay if you hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Institutional Class	Advisor Class
Maximum Sales Charge (Load)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Institutional Class¹	Advisor Class¹
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None
Other Expenses²	0.18%	0.93%

Total Annual Fund Operating Expenses	0.93%	1.68%
Less: Fee Reduction and/or Expense Reimbursement	0.00%	(0.53)%

Net Annual Fund Operating Expenses	0.93%	1.15%

For more information about these fees, see “The Investment Adviser” and “Purchasing, Selling and Exchanging Fund Shares.”

Example*

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$95	$296	$515	$1,143
Advisor Class	$117	$478	$863	$1,943

[1]

The Adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and extraordinary expenses, such as litigation and indemnification expenses, to 0.99% and 1.15% of the Fund’s average daily net assets for the Institutional Class and the Advisor Class, respectively. This undertaking is in effect through April 30, 2009 and may be terminated only with the consent of the Board of Trustees; however, the Board of Trustees does not intend to terminate this undertaking. The Fund’s Adviser will be permitted to recover, on a class by class basis, management fees reduced and/or expenses (except for any administrative fees waived by Natixis Asset Management Advisors, L.P.) it has borne through the undertaking. The Adviser may not recover such fees and expenses with respect to a class more than one year after the end of the fiscal year in which the fee/expense was deferred.

[2]	Other expenses have been restated to reflect current fees and expenses.
*	The example for Institutional Class is based on Total Annual Operating Expenses for the entire period. The example for Advisor Class is based on the Net Annual Fund Operating Expenses shown above for the one-year period and on the Total Annual Fund Operating Expenses for the remaining periods.

5

EMERGING MARKETS FUND

Investment Summary

Investment Goal	Long-term capital growth
Relative Share Price Volatility	High
Principal Investment Strategy	Investing primarily in a diversified portfolio of publicly traded equity securities of companies located in emerging markets that the Adviser believes are undervalued and, to a lesser degree, investing in private placement emerging market equity securities

Investment Strategy

In selecting investments for the Fund, the Adviser, by engaging in its own research and by reviewing research obtained through outside sources, seeks to identify securities of companies that have a market value which the Adviser believes is less than a company’s intrinsic value based on its long-term potential. The Adviser’s portfolio investment decisions rely heavily on a fundamental analysis of securities with a long-term investment perspective. Fundamental analysis includes evaluating a company’s prospects by focusing on such factors as the quality of a company’s management, its competitive position within its industry, the financial strength of the company, the quality of its earnings and the outlook for the company’s future based on these and other similar factors. The objective of this analysis is to identify undervalued securities for the Fund, to hold them for the long-term and to achieve long-term capital growth as the marketplace realizes the value of these securities over time. The Adviser will also consider other factors in making portfolio investment decisions, including country and political risks and economic and market conditions.

The Adviser seeks to broaden the scope and increase the effectiveness of this fundamental analysis by searching for undervalued securities in many countries around the world. This global search provides the Adviser with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities. The Adviser generally sells a security if the Adviser’s price target is met, the company’s fundamentals change, or if the portfolio is fully invested and the Adviser believes a better investment opportunity exists. The Fund’s investments generally will reflect a broad cross-section of countries, industries, and companies in order to minimize risk. Under normal market conditions, the Fund will invest at least 80% of its assets in issuers located in emerging markets. This 80% does not include the cash position of the Fund.

What are the risks of investing in the Emerging Markets Fund?

The Fund is exposed to management risk, price volatility, emerging markets risk and the general risks of international investing.

6

EMERGING MARKETS FUND

Performance Information

The bar chart and the performance table below illustrate the variability of the Emerging Markets Fund’s returns. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

This bar chart shows changes in the total returns for the performance of the Fund’s Institutional Class of shares from year to year.

Best Quarter	Worst Quarter
34.74%	-26.05%
second quarter	third quarter
1999	1998

Average Annual Total Return (for the period ended December 31, 2007)

This table compares the Fund’s average annual total return for different calendar periods to those of the MSCI Emerging Markets Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

	1 Year*	5 Years*	10 Years*	Since Advisor Class Inception (9/13/05)*
Institutional Class:
Return Before Taxes	30.73%	32.48%	12.80%	—
Return After Taxes on Distributions	19.46%	26.99%	10.35%	—
Return After Taxes on Distributions and Sale of Fund Shares	28.83%	27.77%	10.81%	—
Advisor Class:
Return Before Taxes	30.46%	—	—	31.15%
MSCI Emerging Markets Index**†	39.78%	37.46%	14.53%	35.68	%††

*	During the periods indicated, the Adviser reduced fees and/or reimbursed certain operating expenses of the Fund and reimbursed certain transaction fees (including for prior periods) that were owed to the Fund. Without the reduction and/or reimbursement of these expenses and transaction fees, total returns would be lower.
**	MSCI Emerging Markets Index is a widely recognized index comprised of stocks traded in the developing markets of the world that are open to foreign investment.
†	Returns for the MSCI Emerging Markets Index reflect no deductions for fees, expenses or taxes. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commission or expenses. If an index had expenses, its performance would be lower.
††	Index performance is not available coincident with the Class’ inception date; comparative performance is presented from the month end following the Class’ inception date.

7

EMERGING MARKETS FUND

Fund Fees and Expenses

Every mutual fund has operating expenses to pay for professional advisory, shareholder, administration and custody services and other costs of doing business. This table describes the current fees and expenses that you will pay if you hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Institutional Class	Advisor Class
Maximum Sales Charge (Load)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Institutional Class¹	Advisor Class¹
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None
Other Expenses²	0.29%	20.07%

Total Annual Fund Operating Expenses	1.29%	21.07%
Less: Fee Reduction and/or Expense Reimbursement	(0.04)%	(19.67)%

Net Annual Fund Operating Expenses	1.25%	1.40%

For more information about these fees, see “The Investment Adviser” and “Purchasing, Selling and Exchanging Fund Shares.”

Example*

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$127	$405	$704	$1,553
Advisor Class	$143	$3,835	$6,436	$10,053

[1]

The Adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and extraordinary expenses, such as litigation and indemnification expenses, to 1.25% and 1.40% of the Fund’s average daily net assets for the Institutional Class and the Advisor Class, respectively. This undertaking is in effect through April 30, 2009 and may be terminated only with the consent of the Board of Trustees; however, the Board of Trustees does not intend to terminate this undertaking. The Fund’s Adviser will be permitted to recover, on a class by class basis, management fees reduced and/or expenses (except for any administrative fees waived by Natixis Asset Management Advisors, L.P.) it has borne through the undertaking. The Adviser may not recover such fees and expenses with respect to a class more than one year after the end of the fiscal year in which the fee/expense was deferred.

[2]	Other expenses have been restated to reflect current fees and expenses.
*	The example is based on the Net Annual Fund Operating Expenses shown above for the 1 year period and on the Total Annual Fund Operating Expenses for the remaining periods.

8

ALL COUNTRIES FUND®

Fund Summary

Investment Goal	Long-term capital growth
Relative Share Price Volatility	Medium to High
Principal Investment Strategy	Investing primarily in a diversified portfolio of stocks and debt obligations of companies and governments domiciled in any country which the Adviser believes are undervalued, including the U.S.

Investment Strategy

In selecting investments for the Fund, the Adviser, by engaging in its own research and by reviewing research obtained through outside sources, seeks to identify securities of companies that have a market value which the Adviser believes is less than a company’s intrinsic value based on its long-term potential. The Adviser’s portfolio investment decisions rely heavily on a fundamental analysis of securities with a long-term investment perspective. Fundamental analysis includes evaluating a company’s prospects by focusing on the quality of a company’s management, its competitive position within its industry, the financial strength of the company, the quality of its earnings and the outlook for the company’s future based on these and other similar factors. The objective of this analysis is to identify undervalued securities for the Fund, to hold them for the long-term and to achieve long-term capital growth as the marketplace realizes the value of these securities over time. The Adviser will also consider other factors in making portfolio investment decisions, including country and political risks and economic and market conditions. The Adviser seeks to broaden the scope and increase the effectiveness of this fundamental analysis by searching for undervalued securities in many countries around the world. This global search provides the Adviser with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities. The Adviser generally sells a security if the Adviser’s price target is met, the company’s fundamentals change, or if the portfolio is fully invested and the Adviser believes a better investment opportunity exists. Under normal market conditions, the Fund will invest more than 80% of its assets in at least three countries, which may include the U.S. This 80% does not include the cash position of the Fund.

What are the risks of investing in the All Countries Fund?

The Fund is exposed to management risk, price volatility, emerging markets risk and the general risks of international investing.

9

ALL COUNTRIES FUND®

Performance Information

The All Countries Fund® has not commenced operations and, therefore, does not yet have a performance history.

Fund Fees and Expenses

Every mutual fund has operating expenses to pay for professional advisory, shareholder, administration and custody services and other costs of doing business. This table describes the current fees and expenses that you will pay if you hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Institutional Class	Advisor Class
Maximum Sales Charge (Load)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Institutional Class[1]	Advisor Class[1]
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None
Other Expenses[2]	0.31%	0.49%

Total Annual Fund Operating Expenses	1.06%	1.24%
Less: Fee Reduction and/or Expense Reimbursement	(0.06)%	(0.09)%

Net Annual Fund Operating Expenses	1.00%	1.15%

For more information about these fees, see “The Investment Adviser” and “Purchasing, Selling and Exchanging Fund Shares.”

Example*

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Institutional Class	$102	$331
Advisor Class	$117	$385

[1]

The Adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and extraordinary expenses, such as litigation and indemnification expenses, to 1.00% and 1.15% of the Fund’s average daily net assets for the Institutional Class and the Advisor Class, respectively. This undertaking is in effect through April 30, 2009 and may be terminated only with the consent of the Fund’s Board of Trustees; however, the Board of Trustees does not intend to terminate this undertaking. The Fund’s Adviser will be permitted to recover, on a class by class basis, management fees reduced and/or expenses (except for any administrative fees waived by Natixis Asset Management Advisors, L.P.) it has borne through the undertaking. The Adviser may not recover any such fees and expenses with respect to a class more than one year after the end of the fiscal year in which the fee/expense was deferred.

[2]	Other Expenses are based on estimated amounts for the current fiscal year.
*	The example is based on the Net Annual Fund Operating Expenses shown above for the 1 year period and on the Total Annual Fund Operating Expenses for the remaining periods.

10

INTERNATIONAL GROWTH FUND

Fund Summary

Investment Goal	High long-term total return
Relative Share Price Volatility	Medium to High
Principal Investment Strategy	Investing in equity securities of companies domiciled in at least three different countries, which companies and countries the Adviser anticipates and believes have favorable long-term prospects

Investment Strategy

The Fund seeks to achieve its investment objective by investing primarily (at least 80% of total assets excluding cash) in the equity securities (common, preferred and convertible securities) of companies organized or located outside of the U.S. Even though these companies are based outside of the U.S., their securities may be traded on U.S. securities markets and the Fund may purchase these securities. The Fund will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging market countries. The Fund will invest primarily in common stock.

The Adviser anticipates following a flexible investment policy that will allow it to select those investments best suited to achieve the Fund’s investment objective over the long term. The Adviser uses a disciplined, long-term approach to international investing. It has an extensive global network of investment research sources. The Adviser focuses primarily on identifying successful companies that have favorable, anticipated long-term prospects. Securities are selected for the Fund’s portfolio on the basis of fundamental company-by-company analysis. The buy and sell decisions are based on a decision framework which has a common set of investment decision criteria. These criteria encompass: improving fundamentals, attractive valuation, relative performance, and expected return. Portfolio holdings are monitored for possible sale on an ongoing basis. Although the Fund invests primarily in mid to large cap companies, there are no limitations on the size of the companies in which the Fund may invest.

The Adviser will also consider other factors in making portfolio investment decisions, including country and political risks, and economic and market conditions. The Adviser seeks to broaden the scope and increase the effectiveness of this fundamental analysis by searching for successful companies in many countries around the world. This global search provides the Adviser with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of companies with favorable long-term prospects.

What are the risks of investing in the International Growth Fund?

The Fund is exposed to management risk, price volatility, emerging markets risk and the general risks of international investing.

11

INTERNATIONAL GROWTH FUND

Performance Information

The bar chart and the performance table below illustrate the variability of the International Growth Fund’s returns. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

This bar chart shows changes in the total returns for the performance of the Fund’s Institutional Class of shares from year to year.

Best Quarter	Worst Quarter
14.86%	-2.24%
fourth quarter	second quarter
2004	2004

Average Annual Total Return (for the periods ended December 31, 2007)

This table compares the Fund’s average annual total return for different calendar periods since the Fund’s inception to that of the MSCI All Country World Index (ACWI) Ex U.S.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

	1 Year*	Since Institutional Class Inception (6/23/03)*	Since Advisor Class Inception (9/13/05)*
Institutional Class:
Return Before Taxes	19.15%	21.98%	—
Return After Taxes on Distributions	17.64%	21.09%	—
Return After Taxes on Distributions and Sale of Fund Shares	13.74%	19.17%	—
Advisor Class:
Return Before Taxes	18.81%	—	20.80%
MSCI All Country World Index (ACWI) Ex. U.S.**†	17.12%	24.64%††	21.67	%††

*	During the periods indicated, the Adviser reduced fees and/or reimbursed certain operating expenses of the Fund. Without the reduction and/or reimbursement of these expenses, total returns would be lower.
**	MSCI All Country World Index (ACWI) Ex. U.S. measures the return of the stock of companies domiciled outside the U.S. including stock from developed and developing countries. Only stocks available to foreign (non-local) investors are included in the index.
†	Returns for the MSCI All Country World Index (ACWI) Ex. U.S. reflect no deductions for fees, expenses or taxes. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commission or expenses. If an index had expenses, its performance would be lower.
††	Index performance is not available coincident with the Class’ inception date; comparative performance is presented from the month end following the Class’ inception date.

12

INTERNATIONAL GROWTH FUND

Fund Fees and Expenses

Every mutual fund has operating expenses to pay for professional advisory, shareholder, administration and custody services and other costs of doing business. This table describes the current fees and expenses that you will pay if you hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Institutional Class	Advisor Class
Maximum Sales Charge (Load)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Institutional Class¹	Advisor Class¹
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None
Other Expenses²†	0.14%	0.28%

Total Annual Fund Operating Expenses	0.89%	1.03%
Less: Fee Reduction and/or Expense Reimbursement	0.00%	0.00%

Net Annual Fund Operating Expenses	0.89%	1.03%

For more information about these fees, see “The Investment Adviser” and “Purchasing, Selling and Exchanging Fund Shares.”

Example*

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$91	$284	$493	$1,096
Advisor Class	$105	$328	$569	$1,259

[1]

The Adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and extraordinary expenses, such as litigation and indemnification expenses, to 1.00% and 1.15% of the Fund’s average daily net assets for the Institutional Class and the Advisor Class, respectively. This undertaking is in effect through April 30, 2009 and may be terminated only with the consent of the Board of Trustees; however, the Board of Trustees does not intend to terminate this undertaking. The Fund’s Adviser will be permitted to recover, on a class by class basis, management fees reduced and/or expenses (except for any administrative fees waived by Natixis Asset Management Advisors, L.P.) it has borne through the undertaking. The Adviser may not recover any such fees and expenses with respect to a class more than one year after the end of the fiscal year in which the fee/expense was deferred.

[2]	Other expenses have been restated to reflect current fees and expenses.
†	Other Expenses include expenses indirectly borne by the Fund through investments in certain pooled investment vehicles (“Acquired Fund Fees and Expenses”) of less than 0.01% of the Fund’s average daily net assets. The expense information shown in the table above may differ from the expense information disclosed in the Fund’s financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
*	The example is based on Net Annual Fund Operating Expenses for the entire period.

13

INTERNATIONAL CORE FUND

Fund Summary

Investment Goal	Long-term capital growth
Relative Share Price Volatility	Medium to High
Principal Investment Strategies	Investing in a balanced portfolio of (1) equity securities of companies domiciled outside the U.S., which companies and countries the Adviser anticipates and believes have favorable long-term prospects, and (2) equity securities of companies domiciled outside the U.S. which the Adviser believes are undervalued

Investment Strategies

The Fund’s portfolio is divided into two different segments and is managed utilizing two different investment styles or mandates. The Fund’s multi-mandate approach to equity investing offers diversification and a different investment opportunity than funds managed in a single style. The Adviser believes the multi-mandate approach may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed in a single style. Subject to the Fund’s allocation policy, the Adviser generally allocates capital invested in the Fund equally between both segments, with semi-annual rebalancing.

The Fund seeks to achieve its investment objective by investing in a portfolio of (1) equity securities of companies domiciled outside the U.S., which companies and countries the Adviser anticipates and believes have favorable long-term prospects (“growth mandate”), and (2) equity securities of companies domiciled outside the U.S. which the Adviser believes are undervalued (“value mandate”). The Adviser will also consider other factors in making portfolio investment decisions, including country and political risks and economic and market conditions.

The Adviser seeks to broaden the scope and increase the effectiveness of its fundamental analysis by searching for investments in many countries around the world. This global search provides the Adviser with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities and companies with favorable long-term prospects. Even though these companies are based outside of the U.S., their securities may be traded on U.S. securities markets and the Fund may purchase these securities. Under normal market conditions, the Fund will invest more than 80% of its assets in issuers located in at least three countries other than the U.S. This 80% does not include the cash position of the Fund.

Growth Mandate.    With respect to approximately 50% of the Fund’s assets, the Adviser focuses primarily on identifying successful companies that have favorable, anticipated long-term prospects. Securities are selected for the Fund’s portfolio on the basis of fundamental company-by-company analysis. The buy and sell decisions are based on a decision framework which has a common set of investment decision criteria. These criteria encompass: improving fundamentals, attractive valuation, relative performance, and expected return. Portfolio holdings are monitored for possible sale on an ongoing basis. Although the Fund invests primarily in mid to large cap companies, there are no limitations on the size of the companies in which the Fund may invest.

14

INTERNATIONAL CORE FUND

Value Mandate.    With respect to approximately 50% of the Fund’s assets, the Adviser seeks to identify securities of companies that have a market value which the Adviser believes is less than a company’s intrinsic value based on its long-term potential. The Adviser selects investments by engaging in its own research and by reviewing research obtained through outside sources. The Adviser’s portfolio investment decisions rely heavily on a fundamental analysis of securities with a long-term investment perspective. Fundamental analysis includes evaluating a company’s prospects by focusing on such factors as the quality of a company’s management, its competitive position within its industry, the financial strength of the company, the quality of its earnings and the outlook for the company’s future based on these and other similar factors. The objective of this analysis is to identify undervalued securities for the Fund, to hold them for the long-term and to achieve long-term capital growth as the marketplace realizes the value of these securities over time. The Adviser generally sells a security if the Adviser’s price target is met, the company’s fundamentals change, or if that portion of the portfolio is fully invested and the Adviser believes a better investment opportunity exists.

What are the risks of investing in the International Core Fund?

The Fund is exposed to management risk, price volatility, emerging markets risk and the general risks of international investing. The Fund’s multi-mandate approach may cause the Fund to invest in the same security in pursuit of both the growth mandate and the value mandate, which would result in less diversification.

15

INTERNATIONAL CORE FUND

Performance Information

The bar chart and the performance table below illustrate the variability of the International Core Fund’s returns. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

This bar chart shows changes in the total returns for the performance of the Fund’s Institutional Class of shares from year to year.

 LOGO

Best Quarter	Worst Quarter
9.82%	-0.83%
fourth quarter	second quarter
2006	2006

Average Annual Total Return (for the periods ended December 31, 2007)

This table compares the Fund’s average annual total return for different calendar periods since the Fund’s inception to that of the MSCI All Country World Index (ACWI) Ex U.S.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as 401(k) plans or individual retirement accounts.

	1 Year		Since Fund Inception (9/13/05)
Institutional Class:
Return Before Taxes	16.74	%*	21.15	%*
Return After Taxes on Distributions	14.16	%*	19.22	%*
Return After Taxes on Distributions and Sale of Fund Shares	12.96	%*	17.67	%*
Advisor Class:
Return Before Taxes	16.53	%*	20.92	%*
MSCI All Country World Index (ACWI) Ex. U.S.**†	17.12%		21.67	%††

*	During the periods indicated, the Adviser reduced fees and/or reimbursed certain operating expenses of the Fund and reimbursed certain transaction fees (including for prior periods) that were owed to the Fund. Without the reduction and/or reimbursement of these expenses and transaction fees, total returns would be lower.
**	MSCI All Country World Index (ACWI) Ex. U.S. measures the return of the stock of companies domiciled outside the U.S. including stock from developed and developing countries. Only stocks available to foreign (non-local) investors are included in the index.
†	Returns for the MSCI All Country World Index (ACWI) Ex. U.S. reflect no deductions for fees, expenses or taxes. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commission or expenses. If an index had expenses, its performance would be lower.
††	Index performance is not available coincident with the Fund’s inception date; comparative performance is presented from the month end following the Fund’s inception date.

16

INTERNATIONAL CORE FUND

Fund Fees and Expenses

Every mutual fund has operating expenses to pay for professional advisory, shareholder, administration and custody services and other costs of doing business. This table describes the current fees and expenses that you will pay if you hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Institutional Class	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Institutional Class[1]	Advisor Class[1]
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None
Other Expenses[2]	0.33%	0.54%

Total Annual Fund Operating Expenses	1.08%	1.29%
Less: Fee Reduction and/or Expense Reimbursement	(0.08)%	(0.14)%

Net Annual Fund Operating Expenses	1.00%	1.15%

For more information about these fees, see “The Investment Adviser” and “Purchasing, Selling and Exchanging Fund Shares.”

Example*

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$102	$336	$588	$1,310
Advisor Class	$117	$395	$694	$1,544

[1]

The Adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and extraordinary expenses, such as litigation and indemnification expenses, to 1.00% and 1.15% of the Fund’s average daily net assets for the Institutional Class and the Advisor Class, respectively. This undertaking is in effect through April 30, 2009 and may be terminated only with the consent of the Board of Trustees; however, the Board of Trustees does not intend to terminate this undertaking. The Fund’s Adviser will be permitted to recover, on a class by class basis, management fees reduced and/or expenses (except for any administrative fees waived by Natixis Asset Management Advisors, L.P.) it has borne through the undertaking. The Adviser may not recover any such fees and expenses with respect to a class more than one year after the end of the fiscal year in which the fee/expense was deferred.

[2]	Other expenses have been restated to reflect current fees and expenses.
*	The example is based on the Net Annual Fund Operating Expenses shown above for the 1 year period and on the Total Annual Fund Operating Expenses for the remaining periods.

17

THE FUNDS’ OTHER INVESTMENTS

This prospectus describes each Fund’s primary investment strategies. Although each Fund generally invests in common stock, a Fund may also invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds, whether selling at a premium or a discount, and straight bonds selling at a discount, when the Adviser believes the potential for appreciation will equal or exceed that available from investments in common stock. Each Fund may also invest in warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other depositary receipts (collectively, “Depositary Receipts”). Each Fund may also lend its portfolio securities, sell securities short, and borrow money for investment purposes (i.e., “leverage” its portfolio). In addition, each Fund may invest in closed-end investment companies holding foreign securities, and enter into transactions in options on securities, securities indices and foreign currencies, forward foreign currency contracts, futures contracts and related options, and swap transactions, as well as other derivative instruments. When deemed appropriate by the Adviser, a Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount sufficient to meet expenses or redemption requests or for day-to-day operating purposes. These investment techniques are described in detail in the Statement of Additional Information (“SAI”). Of course, there is no guarantee that any Fund will achieve its investment goal.

A substantial amount of each Fund’s assets are denominated in other currencies besides the U.S. dollar, and can be affected by fluctuations in exchange rates. For hedging purposes and to reduce the risks of fluctuating exchange rates, each Fund may enter into forward foreign currency exchange contracts that obligate a party to buy or sell a specific currency on a future date at a fixed price. A Fund “locks in” an exchange rate. For hedging purposes, each Fund may also invest in options on foreign currencies, in foreign currency futures and options and in foreign currency exchange-related securities like foreign currency warrants and other instruments linked to foreign currency exchange rates. The Adviser generally chooses not to hedge each Fund’s currency exposure.

The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds’ objectives. The Funds will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains or income.

A description of the Trust’s policy and procedures with respect to the circumstances under which the Trust discloses a Fund’s portfolio securities is available in the SAI.

MORE INFORMATION ABOUT RISK

International Investing

Each of the Funds invests primarily in equity securities of issuers located in foreign countries. Investment in securities of foreign issuers involves some risks different from, or in addition to, those affecting investments in securities of U.S. issuers, including:

Regulation	There may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S. Publicly available information about foreign issuers and economies may be limited.

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Political/Economy	A foreign jurisdiction might impose or change withholding taxes, exit levies or other levies on income payable or profits earned and realized in connection with foreign securities. There are risks of seizure, nationalization or expropriation of a foreign issuer or foreign deposits, and adoption of foreign governmental restrictions such as capital or exchange controls. Many emerging or developing countries have less stable political and economic environments than some more developed countries.

Liquidity and Concentration	Many foreign securities markets have substantially less volume than U.S. national securities exchanges. Available investments in emerging countries may be highly concentrated in a small number of issuers, or the issuers may be unseasoned and/or have significantly smaller market capitalization than in the U.S. or more developed countries. Consequently, securities of foreign issuers may be less liquid (more difficult to sell) and more volatile than those of comparable domestic issuers.

Taxes	Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments.

Currency Risk	The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect and investment.

Brokerage	Brokerage commissions, custody charges and other transaction costs on foreign securities exchanges are generally higher than in the U.S.

Debt Securities

While each Fund generally invests in common stock, each Fund may also invest in preferred stocks and certain debt securities, rated or unrated, such as U.S. Government securities, other sovereign debt, convertible bonds, whether selling at a premium or a discount, and straight bonds selling at a discount. Investment in debt securities involves the following risks:

Credit Risk	A Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. A Fund is subject to less credit risk if it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government-sponsored enterprises. The Funds may also invest in high-yield bonds. Companies that issue high-yield bonds may not be as strong financially as those with higher credit ratings, so these types of bonds are usually considered to be more speculative investments.

Interest Rate Risk	The value of a Fund’s investments may fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

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Liquidity Risk	This is the risk that the Funds may not be able to sell bonds at desired prices and that large purchases or sales of certain high-yield bonds may cause substantial price swings.

Private Placements

While each Fund generally invests in publicly traded equity securities, each Fund may also invest in private placements. Investments in these types of securities involve the following additional risks:

Private Placement Risk	Investments in private placements may present a higher degree of business and financial risk, which can result in substantial losses. In the absence of a public trading market for these securities, they may be less liquid as compared to publicly traded securities and therefore may be sold at lower prices compared to publicly traded securities.

THE INVESTMENT ADVISER

Hansberger Global Investors, Inc. is the investment adviser to the Funds. The Adviser is a wholly owned subsidiary of Hansberger Group, Inc., which is a subsidiary of Natixis Global Asset Management, L.P. The Adviser, with principal offices at 401 East Las Olas Blvd., Suite 1700, Fort Lauderdale, Florida, as well as offices in Burlington, Ontario, Hong Kong, Moscow and Mumbai, conducts a worldwide portfolio management business that provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2007, the Adviser had approximately $10.9 billion in assets under management. See “INVESTMENT ADVISER” in the SAI.

The Adviser provides each Fund with investment advice and portfolio management services pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), and, subject to the supervision of the Trust’s Board of Trustees, makes each Fund’s day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each Fund’s investments. Under the terms of its Advisory Agreement, each Fund pays the Adviser a monthly advisory fee, based on the Fund’s average daily net assets, at the annual rates set forth in the table below. These figures represent the actual amounts paid to the Adviser (except with respect to the All Countries Fund®, which is the amount expected to be paid to the Adviser once the Fund commences operations), including the effects of any voluntary or contractual fee reductions and recoupment by the Adviser, as applicable.

Fund	Advisory Fee (Year Ended 12/31/07)
International Value Fund	0.75%
Emerging Markets Fund	0.96%*
All Countries Fund®	0.75%
International Growth Fund	0.74%*
International Core Fund	0.65%*

*	Advisory fees are net of any reduction of management fees from the Adviser.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement with respect to each Fund is available in the Trust’s annual report dated December 31, 2007.

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Portfolio Management Teams

International Value/ All Countries/ International Core (Value Mandate)	Lauretta (Retz) Reeves, CFA joined the Adviser in 1996 and serves as the Co-Chief Investment Officer of the Value team. She is also a Portfolio Manager and Senior Research Analyst. From 1987 to 1996, Ms. Reeves was Senior Vice President at Templeton Investment Counsel, Inc. where she was in the research and portfolio management group. Ms. Reeves has been granted the designation of Chartered Financial Analyst.

International Value/ All Countries/ International Core (Value Mandate)	Ronald W. Holt, CFA joined the Adviser in 1997 and serves as the President, Chief Executive Officer, Treasurer and Co-Chief Investment Officer for the Value team. Prior to assuming the roles of Chief Executive Officer, Treasurer and Co-Chief Investment Officer for the Value team Mr. Holt was President and Managing Director of Research of the Adviser. From 1991 to 1997 he was a Vice President in the Corporate and Institutional Client Group at Merrill Lynch. Mr. Holt has been granted the designation of Chartered Financial Analyst.

Emerging Markets	Francisco Alzuru, CFA joined the Adviser in 1994 and serves as a Portfolio Manager and Senior Research Analyst. From 1990 to 1994 Mr. Alzuru served as Vice President and Senior Research Analyst at Vestcorp Partners, a Latin American based investment bank, as its Latin America analyst. Mr. Alzuru has been granted the designation of Chartered Financial Analyst.

International Growth/ International Core (Growth Mandate)	Thomas R.H. Tibbles, CFA joined the Adviser in 1999 and serves as Chief Investment Officer for the International Growth strategy. From 1996 to 1999 Mr. Tibbles was the Head of the Global Equity Team at Indago Capital Management in Toronto, which was an affiliate of Canada Life. Mr. Tibbles has been granted the designation of Chartered Financial Analyst.

International Value/ International Core (Value Mandate)	Stephen Ho joined the Adviser in 1999 and serves as Senior Research Analyst and Senior Vice President. From 1991 to 1999 he was a portfolio manager for American International Group.

Emerging Markets	Aureole L.W. Foong joined the Adviser in 1997 and serves as Managing Director for Emerging Markets. Prior to joining the Adviser, Mr. Foong was a Director of Peregrine Asset Management where he was a portfolio manager responsible for several mutual funds and private accounts investing in regional Asian markets.

Emerging Markets	Victoria Gretsky joined the Adviser in 1996 and serves as a Research Analyst and Senior Vice President of Research. Prior to joining the Adviser, Ms. Gretsky was a research analyst for Optimum Consulting, a Russian based firm which specialized in restructuring companies during privatization.

International Growth/ International Core (Growth Mandate)	Barry A. Lockhart, CFA joined the Adviser in 1999 and serves as Senior Vice President of Portfolio Management & Research. Prior to joining the Adviser he served as a senior investment analyst with responsibilities in the U.S., Far East, European and Latin American equity markets for Canada Life Investment Management. Mr. Lockhart also served as a portfolio manager of foreign equities for Indago Capital Management. Mr. Lockhart has been granted the designation of Chartered Financial Analyst.

21

International Growth/ International Core (Growth Mandate)	Trevor Graham, CFA joined the Adviser in 2004 and serves as a Vice President, Research. Prior to joining the Adviser, Mr. Graham maintained several different positions, including portfolio management and fundamental analyst positions for Phillips, Hager & North Investment Management Ltd., where he was employed from 1996 to 2004. Mr. Graham has been granted the designation of Chartered Financial Analyst.

International Growth/ International Core (Growth Mandate)	Patrick Tan joined the Adviser in 1999 and serves as a Vice President, Research. From 1997 to 1999, Mr. Tan was an Analyst at Indago Capital Management in Toronto, an affiliate of Canada Life.

International Core	Neil E. Riddles, CFA joined the Adviser in 2001 and serves as Chief Risk Officer and Director of Quantitative Analysis. Prior to joining the Adviser, Mr. Riddles was Senior Vice President—Director of Performance Analysis at Templeton Global Investors Inc. where he oversaw the reporting of investment statistics and developed portfolio oversight methodologies. Prior to joining Templeton, he was an Associates Consultant with Rogers Casey & Associates, Inc. specializing in the application of equity risk models, construction of customized benchmarks and enhanced portfolio reporting. Mr. Riddles has been granted the designation of Chartered Financial Analyst.

The SAI provides additional information about the compensation of, other accounts managed by, and the ownership of Fund shares by members of the portfolio management teams.

OTHER PAYMENTS TO THIRD PARTIES

The Funds may pay fees to intermediaries such as banks, broker dealers, financial advisors or other financial institutions, for sub-administration, sub-transfer agency and other services associated with shareholders whose funds are held of record in omnibus accounts, other group accounts or accounts traded through registered clearing agents. These fees are paid by the Funds in light of the fact that other costs are avoided by the Funds where the intermediary, not the Funds’ service providers, provides shareholder services to Fund shareholders.

The Adviser, the Funds’ distributor (the “Distributor”) and their affiliates may, out of their own resources, and without additional cost to the Funds or their shareholders, provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds, which satisfy certain criteria established from time to time by the Adviser and/or Distributor. Such payments are in addition to fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may vary based on net sales, the length of time assets of an intermediaries’ clients have remained in the Funds, or other factors. Payments by the Funds, the Adviser or the Distributor may result in the Funds’ inclusion on a sales list, including a preferred or select sales list, or in other sales programs; however, the payments are not made strictly for the purpose of achieving such inclusion. See “Payments to Third Parties” in the SAI for more information regarding these arrangements.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

You may purchase, sell (redeem) and exchange shares of each Fund on any day when the New York Stock Exchange (“NYSE”) is open for business (a “business day”) so long as the Custodian is also open for business that day. The Funds have authorized one or more brokers to accept orders to buy or sell shares of the Funds. Authorized brokers may designate other intermediaries to accept purchase or

22

redemption orders on the Funds’ behalf. When an authorized intermediary accepts an order in proper form, the order is considered to be received by the Funds. The purchase price of shares is a Fund’s net asset value per share next determined after receipt of your purchase order, plus any applicable transaction fee; the amount of any transaction fee is deducted from the total amount of your investment, and the remaining amount of your investment is invested in Fund shares. The redemption price of shares is a Fund’s net asset value per share next determined after receipt of your redemption request, less any applicable transaction fee. Each Fund’s net asset value per share is determined on each business day at the close of trading of the NYSE (generally 4:00 p.m., Eastern Time). The Trust reserves the right to refuse any order for purchase of shares.

How to Purchase Fund Shares

How to Open an Account.    To open an account, you must either complete an Account Registration Form and send it to the Trust, and either send in your check or arrange for a wire transfer or you may contact your financial intermediary for more information. Initial investments for the Institutional Class must be for at least $1,000,000 unless you have received a waiver from the Adviser. Initial investments for the Advisor Class must be for at least $2,500 unless you have received a waiver from the Adviser or the Distributor. The Adviser or the Distributor may lower investment minimums for participants in wrap-fee programs sponsored by certain broker-dealers and investment advisers and may waive investment minimums for investors investing through certain financial intermediaries. For purposes of meeting the required minimum investments, the Trust will aggregate all accounts under common ownership or control, including accounts of spouses and minor children. There is no minimum for employer sponsored 401(k) plans that have more than 100 employee participants. At the discretion of the Adviser, employees of the Adviser may purchase Institutional Class shares of the Funds below the stated minimums.

By Check	Make your check payable to “Hansberger International Series,” and mail it with your completed and signed Account Registration Form to:

	Regular Mail: Hansberger International Series P.O. Box 8030 Boston, MA 02266-8030	Overnight Mail: Boston Financial Data Services, Inc. c/o Hansberger International Series 30 Dan Road Canton, MA 02021-2809
Checks must be drawn on U.S. banks. Third party checks, “starter” checks and credit card convenience checks are not acceptable.

By Wire	First, mail your completed and signed Account Registration Form to:

	Regular Mail: Hansberger International Series P.O. Box 8030 Boston, MA 02266-8030	Overnight Mail: Boston Financial Data Services, Inc. c/o Hansberger International Series 30 Dan Road Canton, MA 02021-2809

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Second, have your bank send a Federal Funds wire or a bank wire to the Trust. Instruct your bank to wire the specified amount to the following account and/or wire control number:

Hansberger International Series c/o State Street Bank & Trust Co. 225 Franklin Street Boston, MA 02110

ABA #011000028 DDA #9905-6798 FBO: Hansberger Purchase/Redemption Ref: Fund/Account/Shareholder Name
If your account number is not available, please reference the Fund, shareholder name and tax identification number.

Federal Funds wires cannot be made on any federal holiday restricting wire transfers, even if the NYSE is open on that day. Liability of the Funds or their agents for fraudulent or unauthorized wire instructions may be limited. See “Telephone Transactions.”

Your bank may charge a service fee for sending a Federal Funds wire or bank wire.

Through a Dealer	Call your investment dealer or financial intermediary for information about opening or adding to an account. Dealers or financial intermediaries who sell Fund shares may also charge you a processing or service fee in connection with the purchase of Fund shares.

Letter of Intent.    You may make an initial investment of less than $1,000,000 if you execute a letter of intent (“Letter”) which expresses your intention to invest at least $1,000,000 in the Institutional Class of the Funds within 13 months. The minimum initial investment under a Letter is $100,000. If you do not invest at least $1,000,000 in the Institutional Class of shares of the Funds or other funds advised by the Adviser within the 13-month period from execution of the Letter, the shares actually purchased may be involuntarily redeemed and the proceeds sent to you at your address of record. Any redemptions you make during the 13-month period will be subtracted from the amount of shares purchased for purposes of determining whether the terms of the Letter have been completed.

How to Add to Your Investment.    You may purchase additional shares for your account at any time by mailing a check, by wiring funds, or by contacting your investment dealer according to the procedures above. Your check or wire must be for at least $100,000 for the Institutional Class and $100 for the Advisor Class.

Other Purchase Information

Payment for shares of a Fund must be in U.S. dollars, unless you have received the Fund’s prior written approval to make payment in other currencies or by tendering securities.

No share certificates will be issued. All shares purchased for your account will be confirmed to you and credited to your account on the Fund’s books maintained by the Transfer Agent.

To ensure that checks are collected, you may not redeem shares purchased by check until payment for the purchase has been received; receipt may take up to fifteen business days after purchase. If your

24

purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss incurred by the Trust or its agents, and you may be restricted from making future investments in the Trust. If you are already a shareholder, the Trust may redeem shares from your account(s) as reimbursement for any such loss.

If an investment in the Funds is made through a broker that has executed a dealer agreement with the Trust, the Adviser or one of its affiliates may make a payment out of its own resources to such dealer in an amount not to exceed 0.25% of the amount invested. Dealers may contact the Adviser for additional information.

Investors may also purchase shares of a Fund through banks and registered broker-dealers who do not have a dealer agreement with the Funds. Those banks and broker-dealers, who make purchases for their customers, may charge a fee for such services.

The Trust reserves the right to reject any purchase order for shares if the Trust or its agents determine that accepting such order would not be in the best interest of a Fund or its existing shareholders.

Verifying Your Identity

Under the USA PATRIOT Act, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies to open an account. When you open an account to invest in a Fund, we will ask for your name, address, date of birth, tax identification number, and other information that will allow us to identify you. If you do not provide the required information, and we cannot contact you to obtain it, we may not accept your application and will return your initial investment.

After your account is established, the Funds are required to take steps to verify your identity. These actions may include checking your information against various databases. If a Fund is unable to verify your identity from the information you provide, you may be restricted from making purchases, transferring shares, or your account may be closed and the proceeds sent to you. If the account is closed and the proceeds are sent to you, you will receive the next available net asset value (“NAV”). As a result, your proceeds may be more or less than the amount you paid for your shares and the sale may be a taxable transaction.

How the Funds Calculate NAV

“Net asset value” is the price of one share of a Fund, and is calculated each business day using this formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of Fund shares is determined pursuant to policies and procedures approved by the Fund's Board of Trustees, as summarized below:

•

A share’s net asset value is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value” in the SAI for more details.

•	The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received “in good order.”[1]

[1]	Please see the sections “Purchasing, Selling and Exchanging Fund Shares” and “How to Purchase Fund Shares” which provide additional information regarding who can receive a purchase order.

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•

Requests received by the Funds after the NYSE closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the NYSE is open. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received by the transfer agent “in good order.” If the transfer agent receives the order in good order by 4:00 p.m. Eastern time, the shareholder will receive that day’s net asset value. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its net asset value are processed at the net asset value determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the net asset value next determined after your investment dealer submits the order to the Fund.

•	A fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections ”How to Purchase Fund Shares” and “How to Sell Your Fund Shares.”

Generally, Fund securities are valued as follows:

•	Equity securities—market price or as provided by a pricing service if market price is unavailable.

•

Debt securities (other than short-term obligations)—based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

•	Short-term obligations (purchased with an original or remaining maturity of 60 days or less)—amortized cost (which approximates market value).

•

Securities traded on foreign exchanges—market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security’s value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund’s net asset value is calculated.

•	Options—The Funds generally value exchange traded options at the average of the closing bid and asked quotations.

•

Futures—unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

•	All other securities—Fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current

26

sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Minimum Purchases

To purchase shares of the Funds for the first time, you must invest at least $1,000,000 in the Institutional Class or $2,500 in the Advisor Class of any such Fund. To purchase additional shares of the Funds, you must invest at least $100,000 in the Institutional Class and $100 in the Advisor Class. The Funds may accept investments of smaller amounts at their discretion.

How to Sell Your Fund Shares

You may sell (usually called “redeem”) your shares on any business day by contacting the Funds directly by mail or telephone. Your redemption proceeds may be more or less than the purchase price of your shares depending on, among other factors, the market value of the investment securities held by the Fund at the time you redeem. The sale price of each share will be the next NAV determined after the Funds receive your request.

By Mail	Send your redemption request to:

	Regular Mail: Hansberger International Series P.O. Box 8030 Boston, MA 02266-8030	Overnight Mail: Boston Financial Data Services, Inc. c/o Hansberger International Series 30 Dan Road Canton, MA 02021-2809
By Telephone	If you have telephone transaction privileges, you can request a redemption of your shares by calling each Fund at 1-800-414-6927 prior to the close of trading on the NYSE (generally 4:00 P.M. Eastern Time), to receive that day’s closing net asset value. Redemption proceeds will be mailed to you or wired to your bank.

Through a Dealer	Call your investment dealer or financial intermediary for information. Dealers or financial intermediaries who sell Fund shares may also charge you a processing or service fee in connection with the sale of Fund shares.

Receiving Your Money

Normally, the Funds will send your sale proceeds within five business days after they receive your request. Your proceeds can be wired to a bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 calendar days).

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Redemptions in Kind

Each Fund may, although it does not intend to do so under normal circumstances, pay redemption proceeds in whole or in part by a distribution in kind of securities held in its portfolio, in conformity with applicable U.S. Securities and Exchange Commission (“SEC”) rules.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

Closing Small Accounts

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem all of your shares if your redemptions cause your account value to drop below the minimum required investment. The Trust will not redeem an account whose value has dropped solely because of market reductions in net asset value. If at any time your account value does not equal or exceed the required minimum, you may be notified of this fact. You will be allowed at least 60 days to add to your investment before any involuntary redemption is processed.

Medallion Signature Guarantees

To protect your account, the Trust and its agents from fraud, medallion signature guarantees are required for certain redemptions to verify the identity of the person who has authorized a redemption from your account. A signature guarantee is not required for redemptions of the Institutional Class or redemptions of $50,000 or less of the Advisor Class, requested by and payable to all Shareholders of record. In addition, signature guarantees are generally not required for redemption requests submitted by a financial intermediary. Please contact the Trust for further information.

How to Exchange Your Shares

You may exchange your shares of any class of any Fund in the Trust for shares of the same class of any other Fund in the Trust that has commenced operations on any business day by contacting the Trust directly by mail or telephone. This exchange privilege may be changed or canceled at any time upon 60 days’ notice. When you exchange shares, you are selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.

Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund’s portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds’ Board of Trustees has adopted the following policies to address and discourage frequent purchases and redemptions of Fund shares.

Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described above under “How to Sell Your Fund Shares.”

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Limits on Frequent Trading.    Without limiting the right of each Fund and the Distributor to reject any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of “market timers.” An account may be deemed to be one of a market timer if it makes two “round trips” in a Fund over a 90-day interval as determined by the Fund. A “round trip” is a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the Fund. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be “market timing.”

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of your Fund shares.

This policy also does not apply with respect to shares purchased by a fund-of-funds or similar asset allocation program that rebalances its investments no more frequently than quarterly. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Funds or the Distributor. A Fund and the Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces a Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by a Fund and the Distributor, so that a Fund can monitor compliance by such investors with the trading limitations of a Fund or of a fund-of-funds or asset allocation program.

Trade Activity Monitoring.    Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, a Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because a Fund and the Distributor will not always be able to detect market timing activity, investors should not assume a Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts may be severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains a record of a Fund’s underlying beneficial owners. If a Fund believes that an investor has engaged in disruptive, short-term trading in violation of such Fund’s policies through an omnibus account, a Fund will attempt to limit transactions by the underlying account or beneficial owner which engaged in such trading, although it may be unable to do so.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you transact with the Funds over the telephone, you will generally bear the risk of any loss.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The Funds generally declare and pay dividends annually. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund.

If you earn more than $10 annually in taxable income from a Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year’s distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Taxes

Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that each Fund will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to shareholders.

As noted above, each Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from a Fund’s net investment income are taxable to shareholders either as ordinary income or, to the extent attributable to the Fund’s receipt of qualified dividend income and properly so designated by the Fund, as qualified dividend income eligible for the reduced maximum long-term capital gains rate to individuals of generally 15% (5% for individuals in certain lower tax brackets). Distributions of net capital gain that are properly designated as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of how long shareholders have held their shares.

Dividend distributions are generally taxable as described above, regardless of whether received in cash or in additional shares. Each Fund sends reports annually to its shareholders of the federal income tax status of all distributions made during the preceding year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income (the excess of short-term and long-term capital gains over short-term and long-term capital losses) to avoid the 4 percent excise tax imposed on undistributed income of regulated investment companies.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by the Fund and received by the shareholders on the last day of that year if the distributions are paid by the Fund at any time during the following January.

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The sale, exchange or redemption of shares may result in taxable gain or loss to the selling or redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the shareholder’s adjusted basis in the redeemed shares. Such gain or loss will be capital gain or loss if you held the redeemed shares as a capital asset. Whether such capital gain or loss will be long-term or short-term capital gain or loss will depend on how long you have held your shares. For tax purposes, an exchange of your shares of a Fund for shares of a different Fund is the same as a sale.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes so withheld, the Fund intends to operate so as to meet the requirements of the Code to enable its shareholders to claim a credit or deduction for their pro rata shares of such foreign income taxes, subject to generally applicable Code limitations. However, there can be no assurance that each Fund will be able to do so.

In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

The Funds are also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who or which does not furnish the Funds certain information and certifications or who or which is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. YOU SHOULD CONSULT YOUR OWN TAX ADVISERS ABOUT THE TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Each sale or exchange of Fund shares is a taxable event.

More information about taxes is in the Funds’ SAI.

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FINANCIAL HIGHLIGHTS

The financial highlight tables are intended to help you understand each Fund’s financial performance for the last five years (or, if shorter, the period of the Fund’s operations). Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the return that you would have earned on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The information provided below has been audited by PricewaterhouseCoopers, LLP. The Report of Independent Registered Public Accounting Firm for each such period along with each Fund’s financial statements and related notes, as well as additional performance information, are included in the annual reports to shareholders for such periods. You can obtain the most recent annual report or semi-annual report, which accompanies the SAI, at no charge by calling 1-800-414-6927.

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FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	International Value Fund—Institutional Class
	Year Ended December 31, 2007		Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004		Year Ended December 31, 2003
Net asset value, beginning of the period	$12.95		$13.58		$11.82		$10.28		$7.37

Income from Investment Operations:
Net investment income	0.25	(a)	0.23	(a)	0.20	(a)	0.17		0.19
Net realized and unrealized gain	1.65		2.88		1.80		1.53		2.89

Total from Investment Operations	1.90		3.11		2.00		1.70		3.08

Less Distributions from:
Net investment income	(0.63)		(0.32)		(0.27)		(0.17)		(0.18)
Net realized capital gains	(1.45)		(3.42)		—		—		—

Total Distributions	(2.08)		(3.74)		(0.27)		(0.17)		(0.18)
Transaction fees (b)	—		—		0.03		0.01		0.01

Net asset value, end of the period	$12.77		$12.95		$13.58		$11.82		$10.28

Total return (c)	14.8%		24.4%		17.2%		16.6%		42.1%
Ratios and Supplemental Data:
Net assets, end of the period (000’s)	$262,572		$284,022		$246,919		$288,995		$256,564
Net expenses	0.93	%(e)	0.99	%(f)	1.00	%(d)(e)	1.00	%(e)	1.00	%(e)
Gross expenses (g)	0.94%		0.99	%(f)	1.05%		1.04%		1.04%
Net investment income	1.76%		1.60%		1.62	%(h)	1.44	%(h)	1.97	%(h)
Portfolio turnover rate	47%		46%		37%		36%		43%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Per share amount, based on average shares outstanding, of transaction fees. Prior to September 1, 2005, these amounts represent proceeds from a 0.50% fee on redemptions. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	The investment adviser has contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	The investment adviser has voluntarily agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	Includes expense recapture of 0.01%.
(g)	Represents total expenses prior to management fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(h)	Had certain expenses not been voluntarily reduced during the period, the Fund’s net investment income ratio would have been 1.59%, 1.40% and 1.93% for 2005, 2004 and 2003, respectively.

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FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	International Value Fund—Advisor Class
	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005 (a)
Net asset value, beginning of the period	$12.94	$13.58	$12.84

Income from Investment Operations:
Net investment income (b)	0.22	0.15	0.02
Net realized and unrealized gain	1.65	2.94	0.97

Total from Investment Operations	1.87	3.09	0.99

Less Distributions from:
Net investment income	(0.61)	(0.31)	(0.25)
Net realized capital gains	(1.45)	(3.42)	—

Total Distributions	(2.06)	(3.73)	(0.25)

Net asset value, end of the period	$12.75	$12.94	$13.58

Total return (c)	14.5%	24.2%	7.7%
Ratios and Supplemental Data:
Net assets, end of the period (000’s)	$10,181	$5,135	$378
Net expenses (d)(f)	1.15%	1.15%	1.15%
Gross expenses (e)(f)	1.82%	2.59%	17.23%
Net investment income (f)	1.53%	1.07%	0.66%
Portfolio turnover rate	47%	46%	37%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	The investment adviser has contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Represents total expenses prior to management fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(f)	Annualized for periods less than one year, if applicable.

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FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Emerging Markets Fund—Institutional Class
	Year Ended December 31, 2007		Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004		Year Ended December 31, 2003
Net asset value, beginning of the period	$8.30		$9.21		$10.05		$10.40		$6.80

Income from Investment Operations:
Net investment income	0.07	(a)	0.19	(a)	0.16	(a)	0.15		0.11
Net realized and unrealized gain (loss)	2.46		2.29		2.73		1.95		3.60

Total from Investment Operations	2.53		2.48		2.89		2.10		3.71

Less Distributions from:
Net investment income	(0.07)		(0.22)		(0.21)		(0.14)		(0.11)
Net realized capital gains	(4.60)		(3.17)		(3.63)		(2.33)		—

Total Distributions	(4.67)		(3.39)		(3.84)		(2.47)		(0.11)
Transaction fees (b)	—		0.00	(g)	0.11		0.02		0.00	(g)

Net asset value, end of the period	$6.16		$8.30		$9.21		$10.05		$10.40

Total return (e)	30.7%		27.8%		31.0%		20.7%		54.6%
Ratios and Supplemental Data:
Net assets, end of the period (000s)	$219,241		$307,442		$327,742		$432,527		$534,538
Net expenses	1.25	%(c)	1.25	%(c)	1.25	%(c)(d)	1.25	%(d)	1.25	%(d)
Gross expenses (f)	1.32%		1.35%		1.39%		1.35%		1.34%
Net investment income	0.74%		1.96%		1.56	%(h)	1.10	%(h)	1.42	%(h)
Portfolio turnover rate	59%		64%		45%		41%		26%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Per share amount, based on average shares outstanding, of transaction fees. Prior to September 1, 2005, these amounts represent proceeds from a 0.50% fee on redemptions. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(c)	The investment adviser has contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(d)	The investment adviser has voluntarily agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(f)	Represents total expenses prior to management fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(g)	Amount rounds to less than $0.01, if applicable.
(h)	Had certain expenses not been voluntarily reduced during the period, the Fund’s net investment income ratio would have been 1.46%, 1.00% and 1.33% for 2005, 2004 and 2003, respectively.

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FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Emerging Markets Fund—Advisor Class
	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005 (a)
Net asset value, beginning of the period	$8.28	$9.21	$11.24

Income from Investment Operations:
Net investment income (loss) (b)	0.05	0.17	(0.01)
Net realized and unrealized gain	2.46	2.28	1.38

Total from Investment Operations	2.51	2.45	1.37

Less Distributions from:
Net investment income	(0.06)	(0.21)	(0.20)
Net realized capital gains	(4.60)	(3.17)	(3.20)

Total Distributions	(4.66)	(3.38)	(3.40)

Net asset value, end of the year	$6.13	$8.28	$9.21

Total return (c)	30.5%	27.6%	12.2%
Ratios and Supplemental Data:
Net assets, end of the period (000’s)	$17	$1	$1
Net expenses (e)(f)	1.40%	1.40%	1.40%
Gross expenses (d)(f)	334.55%	1,433.82%	1,636.33%
Net investment income (loss) (f)	0.47%	1.74%	(0.32)%
Portfolio turnover rate	59%	64%	45%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	Represents total expenses prior to management fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(e)	The investment adviser has contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	Annualized for periods less than one year, if applicable.

36

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	International Growth Fund—Institutional Class
	Year Ended December 31, 2007		Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004		Period Ended December 31, 2003 (a)
Net asset value, beginning of the period	$18.59		$15.87		$13.83		$12.41		$10.00

Income from Investment Operations:
Net investment income	0.15	(b)	0.13	(b)	0.11	(b)	0.04		0.01
Net realized and unrealized gain	3.40		3.55		2.21		1.63		2.52

Total from Investment Operations	3.55		3.68		2.32		1.67		2.53

Less Distributions from:
Net investment income	(0.11)		(0.17)		(0.12)		(0.03)		(0.02)
Net realized capital gains	(1.37)		(0.79)		(0.19)		(0.29)		(0.10)

Total Distributions	(1.48)		(0.96)		(0.31)		(0.32)		(0.12)
Transaction fees (c)	—		0.00	(d)	0.03		0.07		—

Net asset value, end of the period	$20.66		$18.59		$15.87		$13.83		$12.41

Total return (e)	19.2%		23.3%		17.1%		14.1%		25.3%
Ratios and Supplemental Data:
Net assets, end of the period (000s)	$908,350		$567,717		$208,374		$43,720		$8,665
Net expenses (k)	0.88	%(f)	0.93	%(h)	1.00	%(f)(g)	1.00	%(g)	1.00	%(g)
Gross expenses (i)(k)	0.89%		0.93	%(h)	1.14%		1.37%		2.21%
Net investment income (k)	0.71%		0.75%		0.71	%(j)	0.48	%(j)	0.10	%(j)
Portfolio turnover rate	52%		54%		38%		41%		13%

(a)	From commencement of Class operations on June 23, 2003 through December 31, 2003.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Per share amount, based on average shares outstanding, of transaction fees. Prior to July 5, 2005, these amounts represent proceeds from a 0.50% fee on purchases and redemptions. Effective July 5, 2005, the purchase fee has been discontinued. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(d)	Amount rounds to less than $0.01 per share.
(e)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(f)	The investment adviser has contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	The investment adviser has voluntarily agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(h)	Includes expense recapture of 0.01%.
(i)	Represents total expenses prior to management fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(j)	Had certain expenses not been voluntarily reduced during the period, the Fund’s net investment income ratio would have been 0.60%, 0.11% and (1.11)% for 2005, 2004 and 2003, respectively.
(k)	Annualized for periods less than one year, if applicable.

37

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	International Growth Fund—Advisor Class
	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005 (a)
Net asset value, beginning of the period	$18.56	$15.87	$15.22

Income from Investment Operations:
Net investment income (b)	0.12	0.14	0.02
Net realized and unrealized gain	3.36	3.50	0.85

Total from Investment Operations	3.48	3.64	0.87

Less Distributions From:
Net investment income	(0.05)	(0.16)	(0.10)
Net realized capital gains	(1.37)	(0.79)	(0.12)

Total Distributions	(1.42)	(0.95)	(0.22)
Transaction fees (c)	—	0.00 (d)	—

Net asset value, end of the period	$20.62	$18.56	$15.87

Total return (e)	18.8%	23.0%	5.7%
Ratios and Supplemental Data:
Net assets, end of the period (000s)	$1,539	$770	$150
Net expenses (f)(g)	1.15%	1.15%	1.15%
Gross expenses (g)(h)	2.02%	8.16%	21.76%
Net investment income (g)	0.58%	0.78%	0.35%
Portfolio turnover rate	52%	54%	38%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Per share amount, based on average shares outstanding, of transaction fees. These amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(d)	Amount rounds to less than $0.01 per share.
(e)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(f)	The investment adviser has contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	Annualized for periods less than one year, if applicable.
(h)	Represents total expenses prior to management fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.

38

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	International Core Fund—Institutional Class
	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005 (a)
Net asset value, beginning of the period	$12.51	$10.71	$10.00

Income from Investment Operations:
Net investment income (b)	0.15	0.13	0.02
Net realized and unrealized gain	1.93	2.45	0.70

Total from Investment Operations	2.08	2.58	0.72

Less Distributions From:
Net investment income	(0.29)	(0.19)	(0.01)
Net realized capital gains	(1.35)	(0.59)	—

Total Distributions	(1.64)	(0.78)	(0.01)

Net asset value, end of the period	$12.95	$12.51	$10.71

Total return (c)	16.7%	24.2%	7.2%
Ratios and Supplemental Data:
Net assets, end of the year (000’s)	$69,590	$60,176	$39,151
Net expenses (d)(e)	1.00%	1.00%	1.00%
Gross expenses (e)(f)	1.19%	1.22%	1.49%
Net investment income (e)	1.14%	1.11%	0.62%
Portfolio turnover rate	63%	55%	10%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	The investment adviser has contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Annualized for periods less than one year, if applicable.
(f)	Represents total expenses prior to management fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.

39

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	International Core Fund—Advisor Class
	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005 (a)
Net asset value, beginning of the period	$12.49	$10.71	$10.00

Income from Investment Operations:
Net investment income (b)	0.12	0.01	0.02
Net realized and unrealized gain	1.94	2.54	0.70

Total from Investment Operations	2.06	2.55	0.72

Less Distributions from:
Net investment income	(0.29)	(0.18)	(0.01)
Net realized capital gains	(1.35)	(0.59)	—

Total Distributions	(1.64)	(0.77)	(0.01)

Net asset value, end of the period	$12.91	$12.49	$10.71

Total return (c)	16.5%	24.0%	7.2%
Ratios and Supplemental Data:
Net assets, end of the period (000’s)	$1,771	$608	$1
Net expenses (d)(e)	1.15%	1.15%	1.15%
Gross expenses (e)(f)	2.88%	12.16%	1,673.31%
Net investment income (e)	0.87%	0.04%	0.51%
Portfolio turnover rate	63%	55%	10%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	The investment adviser has contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Annualized for periods less than one year, if applicable.
(f)	Represents total expenses prior to management fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.

40

Natixis Distributors, L.P. (”Natixis Distributors”), and other firms selling shares of the Trust are members of the Financial Industry Regulatory Authority (“FINRA”). As a service to investors, FINRA has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting FINRA at

1-800-289-9999 or by visiting its website at www.FINRA.org.

Natixis Distributors distributes the shares of the Trust. If you have a complaint concerning Natixis Distributors or any of its representatives or associated persons, please direct it to Natixis Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street, Boston, MA 02116 or call us at

1-800-283-1155 extension 2828.

HANSBERGER INTERNATIONAL SERIES PRIVACY POLICY

Our Commitment to You

When you purchase shares of the Trust we realize that you are entrusting us with not only your hard-earned money but also with personal and financial information about you.1 Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell your information to anyone.

The Information We Collect About You

In the course of doing business with shareholders, we collect nonpublic personal information about you. You typically provide personal information when you complete an account application and other forms, or when you request a transaction. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, social security number, account balances and investment activity (e.g., purchase and redemption history).

How We Use Your Personal Information

As emphasized above, we do not sell shareholder information to third parties. We use this information to open your account, process a transaction for your account at your request, or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

•

To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to third parties that are not affiliated with us. For example, if you ask to transfer assets from another financial institution to us, we will need to provide certain information about you to the third party to complete the transaction.

•

In order to service your account and effect your transactions, it may be necessary to provide nonpublic personal information to non-affiliated third parties that perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And, we require these third parties to treat your private information with the same high degree of confidentiality that we do.

•	Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances permitted by law.

[1]	For purposes of this notice the terms “us” and “we” include the Trust, Hansberger Global Investors, Inc. (“HGI”), Hansberger Group, Inc. and Natixis Distributors.

41

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your personal information. HGI, on behalf of the Trust, maintains documents and other media on-site or at a secured vendor site for the required retention period. Additionally, HGI contracts with vendor(s) that place secured storage containers on-site and specialize in the removal and destruction of confidential documents and other media. HGI employees are instructed to deposit into these containers all documents and media that may potentially contain nonpublic information. On a regular basis, the container contents are removed and immediately destroyed in a mobile shredder.

We’ll Keep You Informed

As required by federal law, we will notify clients of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly.

42

Adviser

Hansberger Global Investors, Inc.

Distributor

Natixis Distributors, L.P.

Custodian

State Street Bank & Trust Company

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP

Legal Counsel

Ropes & Gray LLP

If you would like more information about the Funds, the following documents are available without charge upon request. The Trust does not have a website available for accessing such information.

Statement of Additional Information (SAI)

The SAI dated May 1, 2008 includes more detailed information about Hansberger International Series. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

Additional information about each Fund is available in the Trust’s annual and semi-annual reports to shareholders. In the Trust’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during the last fiscal year. You may obtain either or both of these reports at no cost by calling 1-800-414-6927.

To Request Information or ask Questions:

By Telephone:    Call 1-800-414-6927

By Mail:    Write to the Funds at:

Hansberger International Series

P.O. Box 8030

Boston, MA 02266-8030

From the SEC:    You can also obtain the SAI or the annual and semi-annual reports of, as well as other information about, Hansberger International Series from the EDGAR Database on the SEC’s website (“http://www.sec.gov”).* You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

*The Funds’ Investment Company Act registration number is 811-07729.

M-HN51-0508

STATEMENT OF ADDITIONAL INFORMATION

HANSBERGER INTERNATIONAL SERIES

401 EAST LAS OLAS BOULEVARD

SUITE 1700

FORT LAUDERDALE, FLORIDA 33301

TELEPHONE NO. 800-414-6927

Hansberger International Series (the “Trust”) is an open-end management investment company currently consisting of five series, each of which is described in this Statement of Additional Information (“SAI”): The INTERNATIONAL CORE FUND, INTERNATIONAL VALUE FUND, EMERGING MARKETS FUND, INTERNATIONAL GROWTH FUND and ALL COUNTRIES FUND® (each individually referred to as a “Fund” or collectively referred to as the “Funds”). The investment adviser of each Fund is Hansberger Global Investors, Inc. (the “Adviser”).

This SAI is not a prospectus and should be read in conjunction with the prospectus offering shares of the International Core Fund, International Value Fund, Emerging Markets Fund, International Growth Fund and All Countries Fund ® dated May 1, 2008 as it may be amended or supplemented from time to time (the “Prospectus”). A copy of the Prospectus may be obtained without charge by writing to, or calling, the Trust at the address and telephone number listed above.

This SAI is dated May 1, 2008.

THIS STATEMENT OF ADDITIONAL INFORMATION DOES

NOT CONSTITUTE AN OFFER TO SELL SECURITIES.

M-HN33-0508

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of each Fund’s investment goals and strategies that are described in detail in the Prospectus.

Temporary Investments

Each Fund may make money market investments pending other investment or settlement for liquidity, or in adverse market conditions. These money market investments include obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereignties, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements.

As a temporary defensive measure, during periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). These short-term and medium-term debt securities consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development (“OECD”); (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund’s credit quality standards; and (e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes will be those that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in most emerging countries). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody’s Investors Service, Inc. or Standard & Poor’s Corporation (i.e., rated at least A).

Sovereign Debt

Each Fund may invest in Sovereign Debt, which may trade at a substantial discount from face value. The Fund may hold and trade Sovereign Debt of emerging market countries in appropriate circumstances and participate in debt conversion programs. Emerging country Sovereign Debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control Sovereign Debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the International Monetary Fund (the “IMF”) and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. In certain instances, a Fund may invest in Sovereign Debt that is in default as to payments of principal or interest. A Fund holding non-performing Sovereign Debt may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing its rights thereunder.

Brady Bonds

Each Fund may invest in Brady Bonds as part of its investment in Sovereign Debt of countries that have restructured or are in the process of restructuring their Sovereign Debt pursuant to the Brady Plan. Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation’s adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Brady Bonds are recent issues and do not have a long payment history. Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, World Bank and the debtor nations’ reserves. Interest payments may also be collateralized in part in various ways.

Brady Bonds are often viewed as having four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

Illiquid and Restricted Securities

Each Fund may invest in securities that are neither listed on a stock exchange nor traded over the counter (“OTC”), including privately placed securities. These securities may present a higher degree of business and financial risk, which can result in substantial losses. In the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what the Fund may consider the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements that might apply if their securities were publicly traded. If such securities are required to be registered under the U.S. securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the costs of registration. As a general matter, each Fund may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market, nor more than 10% of its total assets in securities that are restricted from sale to the public without registration (“Restricted Securities”) under the U.S. Securities Act of 1933, as amended (the “1933 Act”). Subject to these limits, however, a Fund may invest up to 25% of its total assets in Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act (“144A Securities”). The Board of Trustees has adopted guidelines and delegated to the Adviser, subject to the Board’s supervision, the daily function of determining and monitoring the liquidity of 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring them. Investors should note that investments of 5% of a Fund’s total assets may be considered a speculative activity and may involve greater risk and expense to the Fund. Although no definitive liquidity criteria are used, the Board of Trustees has directed the Adviser to examine factors such as (i) the nature of the market (including the institutional private resale market) for a security, (ii) the terms of certain instruments permitting disposition to the issuer thereof or a third party (e.g., certain repurchase obligations and demand instruments), (iii) availability of market quotations (e.g., for securities quoted in the PORTAL system), and (iv) other permissible relevant factors.

Restricted Securities may be sold only in privately negotiated transactions or in a public offering under an effective registration statement under the 1933 Act. If registration becomes necessary, the Fund may have to pay all or part of the registration costs; in addition, considerable time may elapse between the Fund’s decision to sell and the time it may be permitted to sell a security under an effective registration statement. If adverse market conditions develop during such a period, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted Securities will be priced at fair value, determined in good faith by the Adviser and reported to the Board of Trustees. If, through appreciation of Restricted Securities or depreciation of other securities, a Fund finds that more than 15% of its net assets are invested in illiquid securities, including illiquid Restricted Securities, it will take such steps, if any, as the Trustees deem advisable to protect liquidity.

Each Fund may sell OTC options and may need to segregate assets or cover its obligations as writer of such options. Assets used as cover for OTC options written by a Fund will be considered illiquid unless such options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the OTC option.

Short Sales

In short sales transactions, the Fund sells a security it may not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund borrows the security to make delivery to the buyer. In closing out its short position, the Fund is obligated to replace the security so borrowed either by delivering the security that it holds in its portfolio or by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale. In addition, in a “naked” short sale, the seller does not borrow or arrange to borrow the securities in time to make delivery to the buyer.

While a short sale is made by selling a security the seller does not own, a Fund may also sell securities short “against the box,” that is: (1) enter into short sales of securities that they currently own or have the right to acquire through the conversion or exchange of other securities that they own without additional consideration; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Funds’ short positions remain open.

In a short sale against the box, a Fund does not deliver from its portfolio securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must designate on its records or deposit and continuously maintain in a separate account with the Fund’s custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may also close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

Short sales against the box may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend on the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.

Risks. Short sale transactions involve certain risks. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in the Fund will fluctuate in response to movements in the market. Fund performance also will depend on the effectiveness of the subadviser’s research and the management team’s investment decisions. In addition, as noted above, in a short sell that is not against the box, the risk of loss is potentially unlimited.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund’s assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

Short sales also involve other costs. The Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund closes the short position, it will earmark and reserve Fund assets, in cash or liquid securities, to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Warrants

Each Fund may buy warrants, which give the holder the right, but not the obligation, to buy stock of an issuer (“underlying stock”) at a given price (usually higher than the price of the underlying stock when the warrant is issued) prior to a specified expiration date or perpetually. Warrants may trade separately or in connection with the acquisition of securities. A Fund will not purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Fund’s net assets; this limit includes warrants that are not listed on any stock exchange, and such warrants are limited to 2% of the Fund’s net assets. Warrants acquired by a Fund in units or attached to securities are not subject to these limits. Warrants do not carry dividend or voting rights on the underlying stock, and do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other investments. A warrant’s value does not necessarily change with the value of the underlying stock. A warrant ceases to have value if it expires unexercised.

Debt Obligations: General

Each Fund may invest in debt obligations with any rating or without a rating. Issuers of debt obligations are contractually obliged to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call debt when interest rates are falling.

Price Volatility. The market value of debt generally varies inversely to changes in interest rates; when interest rates decline, a debt obligation’s price usually rises, and when interest rates rise, a debt obligation’s price usually declines.

Maturity. In general, the longer the maturity of a debt obligation, the higher its yield and the more sensitive it is to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. “Commercial paper” is generally considered the shortest form of debt, and “bond” generally refers to securities with maturities over two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and seven years are considered intermediate-term, and bonds with maturities greater than seven years are considered long-term.

Credit Quality. The value of debt may also be affected by changes in the issuer’s credit rating or financial condition. Lower quality ratings indicate a higher degree of risk as to payment of interest and return of principal. To compensate investors for taking on increased risk, issuers considered less creditworthy generally must offer investors higher interest rates than issuers with better credit ratings.

In conducting its credit research and analysis, the Adviser considers both qualitative and quantitative factors to evaluate creditworthiness of individual issuers. The Adviser also relies, in part, on credit ratings compiled by a number of rating organizations. See the “RATINGS APPENDIX” set forth in the back of this SAI.

High Risk Debt Securities (commonly referred to as “Junk Bonds”)

Each Fund may invest up to 20% of its net assets in non-investment grade debt securities. Debt securities rated below Baa by Moody’s Investors Service (“Moody’s”) or BBB by Standard & Poor’s Corporation (“S&P”), or of comparable quality, are considered below investment grade. Non-investment grade debt securities (“high risk debt securities”) may include (i) debt not in default but rated as low as C by Moody’s, S&P, or Fitch Investors Service, Inc. (“Fitch”), CC by Thomson BankWatch (“TBW”) or ICBA, or CCC by Duff & Phelps, Inc. (“D & P”); (ii) commercial paper rated as low as C (or D if in default) by S&P, Not Prime by Moody’s, F-S (or D if in default) by Fitch, Duff 4 (or Duff 5 if in default) by Duff, TBW-4 by TBW, or D by ICBA; and (iii) unrated debt securities of comparable quality. Each Fund may also buy debt in default (rated D by S&P or TBW or Fitch, C by ICBA, DD by Duff, or of comparable quality) and commercial paper in default (rated D by S&P or Fitch, Not Prime by Moody’s, Duff 5 by Duff, TBW-4 by TBW, D by ICBA, or of comparable quality). Such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of (or actual) default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. See the “RATINGS APPENDIX” set forth in the back of this SAI for a description of ratings.

The market for high risk debt securities is relatively new and its growth has paralleled a long economic expansion. It is not clear how this market would withstand a prolonged recession or economic downturn, which could severely disrupt this market and adversely affect the value of such securities.

Market values of high risk debt securities tend to reflect individual corporate developments to a greater extent, and tend to be more sensitive to economic conditions, than do higher rated securities. As a result, high risk debt securities generally involve more credit risks than higher rated debt. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high risk debt may experience financial stress and may not have sufficient revenues to meet their payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, its own inability to meet specific projected business forecasts, or unavailability of additional financing. The risk of loss due to default by an issuer is significantly greater for high risk debt than for higher rated debt because the high risk debt is generally unsecured and often subordinated.

If the issuer of high risk debt defaults, the Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.

If a Fund invested in high risk debt experiences unexpected net redemptions in a rising interest rate market, it may be forced to liquidate a portion of its portfolio without regard to their investment merits. Due to the limited liquidity of high risk debt securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Payment Expectations. During periods of falling interest rates, issuers of high risk debt securities that contain redemption, call or prepayment provisions are likely to redeem or repay the securities and refinance with other debt at a lower interest rate. If a Fund holds debt securities that are refinanced or otherwise redeemed, it may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings. Credit ratings evaluate safety of principal and interest payments, but do not evaluate the market value risk of high risk securities and, therefore, may not fully reflect the true risks of an investment. In addition, rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in high risk securities will depend more heavily on the Adviser’s credit analysis than investment grade debt securities. The Adviser will monitor each Fund’s investments and evaluate whether to dispose of or retain high risk securities whose credit quality may have changed.

Liquidity and Valuation. A Fund may have difficulty disposing of certain high risk securities with a thin trading market. Not all dealers maintain markets in all these securities, and for many such securities there is no established retail secondary market. The Adviser anticipates that such securities may be sold only to a limited number of dealers or institutional investors.

To the extent a secondary trading market does exist, it is generally not as liquid as that for higher-rated securities; a lack of a liquid secondary market may adversely affect the market price of a security, which may in turn affect a Fund’s net asset value and ability to dispose of particular securities in order to meet liquidity needs or to respond to a specific economic event, or may make it difficult for the Fund to obtain accurate market quotations for valuation purposes. Market quotations on many high risk securities may be available only from a limited number of dealers and may not necessarily represent firm bids or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly, and adverse publicity and investor perceptions (whether or not based on fundamental analysis) may decrease the value and liquidity of a high risk security.

Legislation. Legislation has from time to time been or may be proposed that is designed to limit the use of certain high risk debt. It is not possible to predict the effect of such legislation on the market for high risk debt. However, any legislation that may be proposed or enacted could have a material adverse effect on the value of these securities, the existence of a secondary trading market for the securities and, as a result, a Fund’s net asset values.

Lending of Portfolio Securities

Each Fund is authorized to lend up to 33 1/3% of the total market value of its portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. Any such loan must be fully secured; however, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.

In determining whether to lend securities to a particular investor, the Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the borrower’s creditworthiness. The borrower must maintain collateral with the Custodian, either in cash, money market instruments, or a letter of credit, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends or other income, determined on a daily basis and adjusted accordingly.

Each Fund will retain authority to terminate any loan of its portfolio securities at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on cash or money market instruments held as collateral. On any loan, a Fund will receive reasonable interest or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned.

The Fund generally will retain, subject to foreign laws and regulations, record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund’s interest.

These lending transactions must be fully collateralized at all times, but involve some credit risk to the Funds if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Funds are delayed in or prevented from recovering the collateral. In addition, any investment of cash collateral is generally at the sole risk of each Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash.

Depositary Receipts

Each Fund may invest in sponsored or unsponsored depositary receipts and other similar instruments, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are typically issued by a financial institution (“depository”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depository. In ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. In other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other Depositary Receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of Depositary Receipt facilities (“unsponsored” or “sponsored”) are similar, there are differences regarding a holders’ rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored Depositary Receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to Depositary Receipt holders with respect to the underlying securities.

Sponsored Depositary Receipt facilities are generally created in the same manner as unsponsored facilities, except that sponsored Depositary Receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository and the Depositary Receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the Depositary Receipts (such as dividend payment fees of the depository); although most sponsored Depositary Receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored Depositary Receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the Depositary Receipt holders at the underlying issuer’s request.

For purposes of a Fund’s investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.

Derivative Instruments

General Description. Each Fund may invest in a variety of derivative instruments, including structured notes, swaps, options, futures contracts (sometimes referred to as “futures”), options on futures contacts, and forward contracts to hedge its other investments, or for risk management.

The use of these instruments is subject to regulation by the Securities and Exchange Commission (“SEC”), options and futures exchanges upon which the instruments may be traded, the U.S. Commodity Futures Trading Commission (“CFTC”) and state regulatory authorities. In addition, the Fund’s ability to use these instruments will be limited by tax considerations.

In addition to the investments and techniques described below and in the Prospectus, the Adviser may use additional instruments and other hedging techniques as they become available, to the extent that they are consistent with a Fund’s investment limitations and applicable regulation.

Special Risks of These Instruments. Derivative instruments present special considerations and risks. Risks pertaining to particular individual instruments are described in the following sections.

First, successful use of these instruments depends on the Adviser’s ability to predict movements in the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

Second, correlation between the price movements of a hedging instrument and the price movements of the investment being hedged may be imperfect or even non-existent. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Imperfect correlation could be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of any hedge using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the hedged investments.

Third, while successful hedging strategies can reduce the risk of loss, they can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Adviser projected a decline in the price of a portfolio security, but the price of that security increased, the Fund’s gain from that increase could be offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the hedged security, the Fund could suffer a loss.

Fourth, if a Fund is unable to close out its positions in derivative instruments, assets maintained as “cover” might be required to continue to be maintained until the hedge position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security at an advantageous time. A Fund’s ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to the transaction to close out the position. There is no assurance that any hedging position can be closed out at a time and price favorable to the Fund.

General Limitation on Certain Derivative Transactions. The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the U.S. National Futures Association, which regulate trading in the futures markets. The Adviser, in reliance on an amendment to Rule 4.5 under the Commodity Exchange Act (“CEA”), is excluded from the status of Commodity Pool Operator (“CPO”) and is therefore not subject to CPO registration and regulation under the CEA. With respect to such investments (i) the aggregate value of securities underlying call options on securities written by a Fund or obligations underlying put options on securities written by a Fund determined as of the date the options are written will not exceed 25% of the Fund’s net assets, (ii) the aggregate premiums paid on all options purchased by a Fund and which are being held will not exceed 20% of the Fund’s net assets; (iii) a Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposit required on all futures and options on futures transactions being held will not exceed 5% of a Fund’s total assets.

Transactions using options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, each Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, other options, or futures or (2) cash and liquid high grade debt obligations with value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Structured Notes. Structured notes are Derivatives on which the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows a Fund to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

Swaps, Caps, Collars and Floors. Each Fund may enter into various types of privately negotiated or over-the-counter derivatives transactions, including swap transactions (“Swaps”), caps (“Caps”), floors (“Floors”), collars (“Collars”), similar transactions and related options. A Swap is a privately-negotiated derivatives contract in which two parties agree, on specified payment dates, to make or exchange payments calculated by reference to a specified rate, index or asset and an agreed “notional amount.” Some common examples of underlying rates, indices and assets include: the market value of a single equity or debt security, a group or “basket” of securities or a stock or fixed income index; fixed and floating interest rates; foreign currency exchange rates; and various commodity prices or indices. For example, a Fund may enter into an equity Swap on the value of a single common stock. The Swap is a separate contract that does not require ownership of the underlying stock. In the Swap, the Fund will agree with a swap dealer to make payments based upon changes in the value of the stock. For example, on a specified payment date, if the value of the stock has increased, one party (such as the Fund) will receive a payment equal to the amount of that increase for the time period involved and the notional number of shares, as well as receiving equivalent payments after any distribution of a dividend on the security and perhaps making certain interest-like payments on specified dates. If the value of the stock has decreased, then rather than receiving a payment, the first party (such as the Fund, in this example) would be obligated to make a payment to the other party to the Swap. The Fund can take either position in the Swap; that is, the Fund may be the party that receives a payment following an increase in value and pays following a decrease or vice versa. In some cases, the Fund may also make or receive additional payments on the effective date and/or termination date of the Swap. Swaps are very flexible financing tools whose terms can be negotiated between the parties.

The Funds may enter into various Swaps that may be based upon the value of various debt and equity securities, baskets or indices. One example of a situation in which a Fund may use an equity swap is to mimic some of the benefits of ownership of “local shares” in a country in which the Fund, as a foreigner, is prohibited from owning local shares. The terms of the Swaps actually entered by the Fund may vary from the typical example described here. In addition, the Funds may also enter into interest-rate and currency Swaps. Both interest rate and currency Swaps involve exchanges or payment streams. In the case of interest rate Swaps, the notional amount is used to calculate the size of the payments, but generally is not exchanged; in certain currency Swaps, payment of the entire notional amount in the two applicable currencies may be exchanged by the parties on the effective date of the Swap and in some cases a reverse exchange may be made on the termination date.

In addition to Swaps, the Funds may enter into Caps, Floors, and Collars relating to securities, interest rates or currencies. In a Cap or Floor, the buyer pays a premium (which is generally, but not always a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a Cap) or less than (in the case of a Floor) an agreed level, for the period involved and the applicable notional amount. A Collar is a combination instrument in which the same party buys a Cap and sells a Floor. Depending upon the terms of the

Cap and Floor comprising the Collar, the premiums will partially or entirely offset each other. The notional amount of a Cap, Collar or Floor is used to calculate payments, but is not itself exchanged. The Funds may be both buyers and sellers of these instruments. In addition, the Funds may engage in combinations of put and call options on securities (also commonly known as Collars), which may involve physical delivery of securities. Puts, calls, and Collars are described in more detail under “Options” below. Like Swaps, Caps, Floors and Collars are very flexible products. The terms of the transactions entered by the Funds may vary from the typical examples described here.

The Funds may enter into these over-the-counter derivative transactions with a number of dealers, generally using standard forms of master agreement documentation customized to suit the needs and circumstances of the Funds and the dealers. These instruments are not traded on an organized exchange or, generally speaking, through a clearinghouse. Because they are privately negotiated bilateral contracts, in each case, the Fund and the dealer are each exposed to the credit risk that the other party will not meet its obligations. This risk will be greater with some derivative transactions than others, depending upon the nature, size and terms of the transaction, as well as the creditworthiness of the dealer. The size of a Fund’s potential loss upon default by the dealer or by the Fund itself is primarily related to the market value of the transactions at the time of the default; since markets move both up and down, it is also possible that the Fund could realize a gain. Consistent with market practices, the Funds will generally make and receive payments on a net basis and will, to the extent feasible, document Swaps, Caps, Floors and Collars with a single dealer under a single master agreement to obtain the risk-reduction and other benefits, where permitted by applicable law, of netting upon default or other early termination. Events of default, other termination events, damage calculations and remedies are among the legal terms specified in the documentation.

A Fund’s obligations will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a Swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund. To the extent that these Swaps, Caps, Floors, and Collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute “senior securities” under the Investment Company Act of 1940, as amended (the “1940 Act”) and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The over-the-counter derivatives markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized documentation. As a result, these markets have become increasingly liquid. Different product and geographic segments of these markets have developed at different rates and are subject to different risks. As a result, both the liquidity and the risks associated with individual derivative transactions will vary greatly.

The use of over-the-counter derivatives is a highly specialized activity, which involves investment techniques, and risks different from those associated with ordinary Fund securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used.

Options. Each Fund may also write (i.e., sell) covered put options. The writer of a put incurs an obligation to buy the security underlying the option from the purchaser of the put at the exercise price at any time on or before the termination date, at the purchaser’s election (certain options a Fund writes will be exercisable by the purchaser only on a specific date). Generally, a put is “covered” if the Fund maintains cash, U.S. government securities or other liquid high grade debt obligations equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price.

Each Fund may purchase calls to close out covered call positions or to protect against an increase in the price of a security it anticipates purchasing. Generally, a call option on a security is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high-grade U.S. government securities in a segregated account with its custodian. Each Fund may purchase puts on securities that it holds only to protect itself against a decline in the value of those securities. If a Fund were to purchase a put on a security it holds, and the value of that underlying security were to fall below the exercise price of the put, in an amount greater than the premium paid for the option, the Fund would incur no additional loss. Each Fund may also purchase puts to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on each Fund’s ability to purchase call and put options.

Each Fund may also purchase put or call options on individual securities or baskets of securities. When a Fund purchases a call, it acquires the right to buy the underlying security at the exercise price on or before the termination date, and when a Fund purchases a put, it acquires the right to sell the underlying security at the exercise price on or before the termination date.

Each Fund may purchase or write put and call options on securities, indices and foreign currency, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described above under “Illiquid and Restricted Securities.” Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Fund may include European-style options, which are exercisable only at expiration. American-style options are exercisable at any time prior to the expiration date.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

Each Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty to the transaction (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund, as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

Each Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The primary risks associated with the use of options on securities are (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) possible lack of a liquid secondary market for an option. Options not traded on an exchange (OTC options) are often considered illiquid and may be difficult to value. The Adviser believes that each Fund will minimize its risk of being unable to close out an options contract by transacting in options only if there appears to be a liquid secondary market for those options.

Futures Contracts. Each Fund may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of the foregoing for hedging purposes only. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

When a Fund enters into a futures contract, it must make an initial deposit, known as “initial margin,” as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as “variation margin,” to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or “cover” its position in accordance with the 1940 Act.

The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund’s futures transactions may be entered into for hedging purposes or risk management. Each Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when the Adviser believes it is more advantageous to the Fund than is purchasing the futures contract.

To the extent required by regulatory authorities, each Fund will only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund’s exposure to market, currency, or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid, high-grade debt obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker.

When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund does not have sufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

The risk of loss in trading on futures contracts and related options in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Gains and losses on futures and related options depend on the Adviser’s ability to predict correctly the direction of stock prices, interest rates, and other economic factors. In the opinion of the Trustees, the risk that a Fund will be unable to close out a futures position or related options contract will be minimized by only entering into futures contracts or related options transactions for which there appears to be a liquid secondary market.

Exchange Traded Funds

Each Fund may purchase shares of exchange-traded funds (“ETFs”). An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. Investments in ETFs will expose shareholders to the risks associated with the underlying portfolio investments of the ETFs in addition to those of the Fund. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. Moreover, investments in ETFs will cause shareholders to bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the Adviser), but also, indirectly, the similar expenses of the ETFs.

ETFs are also subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount to net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Most ETFs are investment companies. A Fund may invest in other investment companies only to the extent permitted by applicable law or SEC exemption. Theses limitations are described under the heading “Foreign Investment Companies.”

Forward Currency Contracts and Options on Foreign Currencies

Each Fund may enter into forward currency contracts; such transactions may serve as long hedges (for example, if the Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (the Fund anticipates selling a security denominated in a foreign currency may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sale proceeds).

A Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, a Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owns securities denominated in a foreign currency and the Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as “cross hedges.” Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or to take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with future contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Each Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

Foreign Currency Transactions

Although each Fund values its assets daily in U.S. dollars, the Funds are not required to convert their holdings of foreign currencies to U.S. dollars on a daily basis. Each Fund’s foreign currencies generally will be held as “foreign currency call accounts” at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a Fund could suffer a loss of some or all of the amounts deposited. Each Fund may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a “spread,” which is the difference between the prices at which the dealers are buying and selling foreign currencies.

When-Issued Securities

Each Fund may purchase securities on a when-issued or delayed delivery basis. The price of debt obligations purchased on a when-issued basis is fixed at the time a Fund commits to purchase, but delivery and payment for the securities (“settlement”) takes place at a later date. The price of these securities may be expressed in yield terms; the Funds will enter into these transactions in order to lock in the yield (price) available at the time of commitment. Normally, the settlement date on when-issued securities occurs within one month of purchase commitment, but may take longer, although generally not more than 120 days after the trade date.

At the time a Fund commits to purchase a security on a when-issued basis, it will record the transaction and reflect the value of that security in determining its net asset value.

While when-issued securities may be sold prior to settlement, the Adviser intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. Each Fund will maintain a separate account with the Custodian, with a segregated portfolio of cash and marketable securities at least equal in value to that Fund’s commitments to purchase when-issued securities. Such segregated securities will mature (or, if necessary, be sold) on or before the settlement date. When the time comes for a Fund to pay for when-issued securities, it will meet its obligations from the then-available cash flow, the sale of the securities held in this separate account, and the sale of other securities; although it would not normally expect to do so, the Fund may also meet this obligation from the sale of the when-issued securities themselves, which may have increased or decreased in market value.

Between purchase and settlement, the Fund assumes the ownership risk of the when-issued securities, including the risk of fluctuations in the securities’ market value due to, among other factors, a change in the general level of interest rates. However, no interest accrues to the Fund during this period. Each Fund’s current policy is to limit its aggregate when-issued commitments to 15% of the market value of its total assets less liabilities, other than the obligations created by these commitments.

Foreign Investment Companies

Some of the countries in which the Funds may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or authorized investment vehicles, which may include other investment companies. The Funds may also invest in registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, generally a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a Fund invests in investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the Adviser), but also, indirectly, the similar expenses of the underlying investment companies.

Repurchase Agreements

Each Fund may enter into repurchase agreements with brokers, dealers or banks (“counterparties”) that the Adviser has determined meet the credit guidelines which have been adopted by the Board of Trustees. Repurchase agreements will be fully collateralized, and may be viewed for purposes of the 1940 Act as a loan of money by the Fund to the counterparty. Repurchase agreements are economically similar to collateralized loans by the Funds. In a repurchase agreement, a Fund buys a security from a counterparty that has agreed to repurchase it at a mutually agreed upon date and repurchase price, reflecting the interest rate effective for the term of the repurchase agreement. The term of a repurchase agreement is usually from overnight to one week and never exceeds one year; repurchase agreements with a maturity in excess of seven days are considered illiquid. The counterparty’s obligation to repurchase is secured by the value of the underlying security; when a Fund enters into a repurchase agreement, it always receives, as collateral, underlying securities with a market value at least equal to the purchase price (including accrued interest), and the Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that such value always equals or exceeds the repurchase price plus accrued interest. The Funds may incur a loss if the counterparty defaults and the collateral value declines, or if bankruptcy proceedings are commenced regarding the counterparty and a Fund’s realization upon the collateral is delayed or limited.

A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Borrowing

Each Fund may borrow money, subject to limits imposed by the 1940 Act. The 1940 Act and each Fund’s fundamental investment policies restrict such borrowing to 33  1/3% of the Fund’s total assets (including the amount borrowed) less all liabilities and indebtedness other than the borrowing. Borrowing creates leverage, which is a speculative characteristic; leverage from borrowing will magnify declines as well as increases in a Fund’s net asset value per share and net yield. A Fund will borrow only on a secured basis, and only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies.

Each Fund will secure all borrowings; either the Custodian will segregate the Fund’s assets securing the borrowing for the benefit of the lenders or similar arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. Proceeds of borrowing may be used for investment purposes or to pay dividends.

Each Fund may also engage in mortgage dollar roll transactions and reverse repurchase agreements, which may be considered a form of borrowing. In addition, each Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. A Fund will not purchase securities when bank borrowings exceed one-third of its total assets.

Mortgage Dollar Rolls and Reverse Repurchase Agreements

Each Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See “Borrowing” above.) Reverse repurchase agreements are economically similar to secured borrowings by the Funds. When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

Each Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See “Borrowing” above.)

The mortgage dollar rolls and reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Adviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

ADDITIONAL RISK FACTORS

Foreign Investment

Investment in securities of foreign issuers and in foreign branches of domestic banks involves some risks different from, or in addition to, those affecting investments in securities of U.S. issuers:

Information. Publicly available information about foreign issuers and economies may be limited. Foreign issuers are not generally subject to uniform accounting, auditing and financial and other reporting standards and requirements comparable to those applicable to U.S. companies. Statistical information about the economy in an emerging market country may be unavailable, or if available may be unreliable or not directly comparable to information regarding the economy of the U.S. or other more developed countries.

Regulation. There may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S.

Liquidity and Concentration. Many foreign securities markets have substantially less volume than U.S. national securities exchanges. Available investments in emerging countries may be highly concentrated in a small number of issuers, or the issuers may be unseasoned and/or have significantly smaller market capitalization than in the U.S. or more developed countries. Consequently, securities of foreign issuers may be less liquid and more volatile than those of comparable domestic issuers.

Brokerage. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the U.S.

Taxes. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by U.S. companies. It is expected that the Funds’ shareholders will be able to claim a credit for U.S. tax purposes for any such foreign taxes, although there can be no assurance that they will be able to do so. See “TAXES.”

Political/economy. Political and economic developments may present risks. A foreign jurisdiction might impose or change withholding taxes on income payable in connection with foreign securities. There are risks of seizure, nationalization or expropriation of a foreign issuer or foreign deposits, and adoption of foreign governmental restrictions such as exchange controls. Many emerging or developing countries have less stable political and economic environments than some more developed countries, and may face external stresses (including war) as well as internal ones (including hyperinflation, currency depreciation, limited resource self-sufficiency, and balance of payments issues and associated social unrest). It may be more difficult to obtain a judgment in a court outside the U.S.

Currency Exchange. Securities of foreign issuers are frequently denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. The exchange rates between the U.S. dollar and the currencies of emerging markets countries may be volatile, and changes in currency rates and exchange control regulations may affect (favorably or unfavorably) the value of a Fund’s assets in U.S. dollars. A Fund may incur costs in converting between currencies.

Repatriation Restrictions. Foreign governments may delay or restrict repatriation of a Fund’s investment income or other assets. If, for any reason, a Fund were unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within required time periods, the Fund would cease to qualify for the favorable tax treatment afforded regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

Investing in Smaller Capitalization Stocks

The Adviser believes that the issuers of smaller capitalization stocks often have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may experience a greater chance of loss than securities of larger capitalization companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

Investing in Lower Rated Debt Securities

Each Fund may invest in lower rated or unrated debt securities. Debt considered below investment grade may be referred to as “junk bonds” or “high risk” securities. The emerging country debt securities in which a Fund may invest are subject to significant risk and will not be required to meet any minimum rating standard or equivalent. Debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the issuer’s creditworthiness and general market liquidity (market risk). Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in general levels of interest rates. The market values of debt securities tend to vary inversely with interest rate levels. Yields and market values of lower rated and unrated debt will fluctuate over time, reflecting not only changing interest rates but also the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. The Adviser will consider credit risk and market risk in making debt security investment decisions for each Fund. Investors should carefully consider the relative risks of investing in a Fund that purchases lower rated and unrated debt securities, and should understand that such securities are not generally meant for short-term investing.

The U.S. market for lower rated and unrated corporate debt is relatively new and its recent growth paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. In addition, trading markets for debt securities of issuers located in emerging countries may be limited. Adverse economic developments may disrupt the market for U.S. corporate lower rated and unrated debt securities and for emerging country debt securities. Such disruptions may severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for lower rated and unrated debt securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s net asset value.

Foreign Custodians and Securities Depositories

Rules adopted under the 1940 Act permit the Funds to maintain their foreign securities and cash in the custody of certain eligible non-U.S. banks (“foreign custodians”). Pursuant to these rules, each Fund’s assets invested in foreign countries may be held by foreign custodians that are approved by the Fund’s Board of Trustees or Foreign Custody Manager. A number of factors will be considered in selecting foreign custodians, including but not limited to the reliability and financial stability of the institution, the ability of the institution to capably perform custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the countries in which the foreign custodian is located, and the risks of potential nationalization or expropriation of Fund assets. In addition, foreign custodians must, among other things, have requisite financial strength to provide reasonable care for Fund assets, agree that they will have no lien on Fund assets, and maintain adequate records. Banks that are eligible foreign custodians may be recently organized or otherwise lack extensive operating experience. Certain banks in foreign countries may not be eligible foreign custodians for the Funds, which may preclude a Fund from purchasing securities in which it would otherwise invest. With respect to assets held in eligible securities depositories, the Foreign Custody Manager has a duty to provide an analysis to the Fund of the risks associated with maintaining the Fund’s assets with each securities depository, to continually monitor those risks, and to notify the Fund’s Board of any material changes.

INVESTMENT RESTRICTIONS

The following are fundamental investment limitations of each Fund. These fundamental limitations may not be changed without shareholder approval.

In accordance with these limitations, each Fund will not:

1.	Invest in real estate or mortgages on real estate (although a Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts, as described herein).

2.	Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund’s total assets (i) more than 5% of the Fund’s total assets would then be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer.

3.	Act as an underwriter; issue senior securities except as set forth in investment restrictions 5 and 6 below; or purchase on margin, except that a Fund may make margin payments in connection with futures, options and currency transactions.

4.	Loan money, except that a Fund may (i) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (ii) enter into repurchase agreements and (iii) lend its portfolio securities.

5.	Borrow money, except that a Fund may engage in dollar roll transactions and reverse repurchase agreements, and may borrow money from banks in an amount not exceeding one-third of the value of its total assets (including the amount borrowed).

6.	Mortgage, pledge or hypothecate its assets (except as may be necessary in connection with permitted borrowings); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on future contracts.

7.	Invest 25% or more of its total assets in a single industry. For purposes of this restriction, a foreign government is deemed to be an “industry” with respect to securities issued by it.

If a Fund receives, from an issuer of securities held by the Fund, subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 2 or 7 above, it will not constitute a violation if, prior to the receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

Additional Restrictions

Each Fund has adopted the following additional restrictions which are not fundamental and which may be changed without Shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, each Fund may not:

1.

Purchase or retain securities of any company in which Trustees or officers of the Trust or of the Adviser, individually owning more than  1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

2.	Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

3.	Invest more than 5% of its net assets in warrants whether or not listed on the New York or American Stock Exchanges, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

4.	Purchase or sell real estate limited partnership interests.

5.	Purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs).

6.	Invest for the purpose of exercising control over management of any company.

7.	Invest more than 15% of the Fund’s net assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options purchased by the Fund). Rule 144A securities determined by the Board of Trustees to be liquid are not subject to this limitation.

8.	Invest more than 15% of the Fund’s net assets in securities of issuers identified on the most current Tobacco Company List prepared by the Public Employee Retirement Administration Commission of the Commonwealth of Massachusetts as a company that derives more than 15% of their revenue from the sale of tobacco products.

With the exceptions of the percentage limitations on securities lending, borrowing and investments in illiquid securities, whenever any investment policy or investment restriction states a maximum percentage of a Fund’s assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of that Fund’s acquisition of such security or property. With respect to securities lending, borrowing and investments in illiquid securities, the percentage limits apply on a daily basis. The value of a Fund’s assets is calculated as described herein under the heading “NET ASSET VALUE.”

TRUSTEES AND OFFICERS OF THE TRUST

The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review the Funds’ performance.

The table below provides certain information regarding the trustees and officers of the Trust. For purposes of this table and for purposes of this Statement, the term “Independent Trustee” means those trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. In certain circumstances, Trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for the purposes of the requisite approval. For purposes of this Statement, the term “Interested Trustee” means those trustees who are “interested persons” of the relevant trust. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen and Other Directorships Held***
INDEPENDENT TRUSTEES
Graham T. Allison, Jr. (1940)	Trustee since 2007 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	42 Director, Taubman Centers, Inc. (real estate investment trust)

Charles D. Baker (1956)	Trustee since 2007 Contract Review and Governance Committee Member	President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	42 None

Edward A. Benjamin (1938)	Trustee since 2007 Chairman of the Contract Review and Governance Committee Member	Retired	42 None

Daniel M. Cain (1945)	Trustee since 2007 Chairman of the Audit Committee	President and Chief Executive Officer, Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)

Jonathan P. Mason (1958)	Trustee since 2007 Audit Committee Member	Chief Financial Officer, Cabot Corp. (specialty chemicals); formerly, Vice President and Treasurer, International Paper Company; formerly, Chief Financial Officer, Carter Holt Harvey (forest products)	42 None

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen and Other Directorships Held***
Sandra O. Moose (1942)	Chairperson of the Board of Trustees since 2007 Trustee since 2007 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	42 Director, Verizon Communications; Director, Rohm and Haas Company (specialty chemicals); Director, AES Corporation (international power company)

Cynthia L. Walker (1956)	Trustee since 2007 Audit Committee Member	Deputy Dean for Finance & Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School and formerly, Dean for Finance & CFO, Harvard Medical School	42 None
INTERESTED TRUSTEES
Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2007	President, Chairman, Director, and Chief Executive Officer, Loomis, Sayles & Company, L.P.; President and Chief Executive Officer, Loomis Sayles Funds I; Chief Executive Officer, Loomis Sayles Funds II	42 None

John T. Hailer[2] (1960)	President, Chief Executive Officer and Trustee since 2007	President and Chief Executive Officer, Natixis Global Associates, Inc. and Natixis Global Asset Management, L.P. – U.S. and Asia; formerly, Executive Vice President, Loomis Sayles Funds I; formerly, President, Loomis Sayles Funds II and formerly, President and Chief Executive Officer, Natixis Cash Management Trust, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV and Gateway Trust	42 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term.
**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds trusts, Loomis Sayles Funds trusts and Gateway Trust. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) or Loomis, Sayles & Company, L.P. are omitted if not materially different from a trustee’s or officer’s current position with such entity.
***	The trustees of the Trust serve as trustees of a fund complex that includes all series of Gateway Trust, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Funds Trusts”) and Hansberger International Series.
[1]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[2]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President and Chief Executive Officer of Natixis Global Asset Management L.P. – U.S. and Asia and Natixis Global Associates, Inc.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS OF THE TRUST
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2007	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Denior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

David Giunta (1965)	President and Chief Executive Officer	Since January 2008	President and Chief Executive Officer, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Distribution Corporation; formerly, President, Fidelity Charitable Gift Fund; formerly, Senior Vice President, Fidelity Brokerage Company.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since September 2007	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, Senior Director, PFPC Inc.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS OF THE TRUST
Russell L. Kane (1969)	Chief Compliance Officer; Assistant Secretary; Anti-Money Laundering Officer	Since September 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.; Vice President, Associate General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation; formerly, Senior Counsel, Columbia Management Group.

Ronald Holt (1968)	Executive Vice President	Since September 2007	President and Chief Executive Officer, January 2007 to present, and Managing Director of Research, 2003 to 2007, Senior Research Analyst and Portfolio Manager, 1997 to 2003, of Hansberger Global Investors, Inc.

Robert Krantz (1964)	Executive Vice President	Since September 2007	Executive Vice President, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with their current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Trust, the Natixis Funds Trusts, the Loomis Funds Trusts and Gateway Trust. Previous positions during the past five years with the Distributor, Natixis Advisors, Loomis, Sayles & Company, L.P. or Hansberger Global Investors, Inc. are omitted if not materially different from a trustee’s or officer’s current position with such entity.

Standing Board Committees

The trustees have delegated certain authority to the two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee. The Contract Review and Governance Committee of the Trust consists solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trust, and governance matters relating to the Trust. Prior to September 12, 2007, the Trust was governed by a different Board of Trustees. During the period September 12, 2007 to December 31, 2007, this Committee held 2 meetings.

The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Funds that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, Natixis Asset Management Advisors, L.P. 399 Boylston Street, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications, which may include (i) the nominee’s knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

The Audit Committee of the Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trust’s audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. Prior to September 12, 2007, the Trust was governed by a different Board of Trustees. During the period September 12, 2007 to December 31, 2007, this Committee held 2 meetings.

The current membership of each committee is as follows:

Audit Committee	Contract Review and Governance Committee
Daniel M. Cain - Chairman	Edward A. Benjamin - Chairman
Jonathan P. Mason	Graham T. Allison, Jr.
Cynthia L. Walker	Charles D. Baker

As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

Fund Securities Owned by the Trustees

As of December 31, 2007, the trustees had the following ownership in the Funds:

Independent Trustees

Dollar Range of Fund Shares	Graham T. Allison, Jr.**	Charles D. Baker	Edward A. Benjamin**	Daniel M. Cain**	Jonathan Mason	Sandra O. Moose**	Cynthia L. Walker
All Countries Fund®	A	A	A	A	A	A	A
International Core Fund	A	A	A	A	A	A	A
Emerging Markets Fund	A	A	A	A	A	A	A
International Growth Fund	A	A	A	A	A	A	A
International Value Fund	A	A	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies	E	D	E	E	C	E	E

*	A. None
B. $1 - 10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. over $100,000
**	Amounts include economic value of notional investments held through the deferred compensation plan.

Interested Trustees

Dollar Range of Fund Shares*	Robert J. Blanding	John T. Hailer
All Countries Fund®	A	A
International Core Fund	A	A
Emerging Markets Fund	A	A
International Growth Fund	A	A
International Value Fund	A	A
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies	E	E

*	A. None
B. $1 - 10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. over $100,000

Trustee Fees

The Trust pays no compensation to its officers or to their trustees who are Interested Trustees.

The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting he or she attends telephonically. These fees are allocated among the Trust and the mutual fund portfolios in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

During the fiscal year ended December 31, 2007, the trustees of the Trust received the amounts set forth in the following table for serving as a trustee of the Trust (for the period September 12, 2007 through December 31, 2007), for the Natixis Funds trusts, Loomis Sayles Funds trusts and AEW Real Estate Income Fund (a closed-end investment company that has since liquidated). The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits and total compensation paid to trustees by trusts in the Natixis Fund Trusts and Loomis Funds Trusts.

	Aggregate Compensation from the Trust¹	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex²
INDEPENDENT TRUSTEES
Graham T. Allison, Jr.	$2,675	$0	$0	$100,750
Charles D. Baker	$2,675	$0	$0	$92,700
Edward A. Benjamin	$2,956	$0	$0	$111,000
Daniel M. Cain	$3,069	$0	$0	$111,200
Richard Darman†	$2,001	$0	$0	$88,750
Jonathan P. Mason††	$2,516	$0	$0	$68,250
Sandra O. Moose	$2,412	$0	$0	$200,000
Cynthia L. Walker	$2,788	$0	$0	$100,950

INTERESTED TRUSTEES
John T. Hailer	$0	$0	$0	$0
Robert J. Blanding	$0	$0	$0	$0

¹	Amounts include payments deferred by trustees for the fiscal year ended December 31, 2007, with respect to the Trust. The total amount of deferred compensation accrued for the Hansberger International Series as of December 31, 2007 for the Trustees is as follows: Allison ($2,682), Benjamin ($2,964), Cain ($3,077), Darman ($2,006), Walker ($2,794), Baker ($2,682) and Mason ($1,261).
²	Total Compensation represents amounts paid during the fiscal year ended December 31, 2007 to a trustee for serving on the board of trustees of nine (9) trusts with a total of forty-two (42) funds as of December 31, 2007. The total compensation includes amounts received from the AEW Real Estate Income Fund, which was liquidated on April 13, 2007, and the IXIS Equity Diversified Portfolio, which was liquidated on August 3, 2007.
†	Mr. Darman served as a Trustee until his death on January 25, 2008.

††	Mr. Mason was appointed as trustee effective April 1, 2007.

The Trust, Natixis Funds Trusts and Loomis Funds Trusts do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a fund or funds selected by the Trustee on the normal payment date for such fees.

As of the April 3, 2008, the officers and trustees of the Trust collectively owned less than 1% of the then outstanding shares of the Funds and the Trust.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control Persons

The following table sets forth the information concerning beneficial ownership, as of April 3, 2008 of the Funds’ shares by each person who beneficially owned more than 25% of the voting securities of any Fund. Because of their percentage ownership of shares of a Fund, such shareholders are deemed to be “control” persons of each Fund.

Name and Address of Shareholder	Fund and Class	Shares Owned	Percent of Shares Outstanding

Lewis & Clark College 0615 SW Palatine Hill Road Portland, OR 97219-7879	International Core Fund – Institutional Class	2,885,421	47.40%

Northern Trust Co Cust f/b/o Mellon 801 S. Canal Street, # C1 Chicago, IL 60607-4715	Emerging Markets Fund – Institutional Class	8,583,338	26.21%

Principal Holders of Shares of the Funds

As of April 3, 2008, the following person(s) owned of record or were known by the Funds to own beneficially 5% or more of any class of any Fund (through one or more accounts).

Name and Address of Shareholder	Fund and Class	Shares Owned	Percent of Shares Outstanding

Saxon & Co. PO Box 7780-1888 Philadelphia, PA 19182-0001	International Value Fund – Institutional Class	4,036,823	23.91%
Bank of New York Mellon Corporation 111 Sanders Creek Parkway East Syracuse, NY 13057-1381	International Value Fund – Institutional Class	2,773,212	16.43%

Cambridge 2002 LP Massachusetts Institute of Technology Allan Buffered – Treasurer 238 Main Street, Suite 200 Cambridge, MA 02142-1016	International Value Fund – Institutional Class	1,553,273	9.20%

Irving S. Gilmore Foundation 136 E Michigan Avenue, Suite 900 Kalamazoo, MI 49007-3915	International Value Fund – Institutional Class	962,226	5.70%

Patterson & Co. f/b/o City of Hollywood, FL 2636 West W.T. Harris Boulevard Charlotte, NC 28288	International Core Fund – Institutional Class	919,749	15.60%

Freddie Mac Foundation Inc. 8250 Jones Branch Drive McLean, VA 22102-3112	International Core Fund – Institutional Class	903,658	15.32%

National City Bank f/b/o Archdiocese of Louisville PO Box 94984 Cleveland, OH 44101-4984	International Core Fund – Institutional Class	849,617	14.41%

Northern Trust Co Cust Workplace Health, Safety and Compensation Commission of New Brunswick 50 South LaSalle Street Chicago, IL 60603-1006	Emerging Markets Fund – Institutional Class	7,999,696	24.44%

Tobias White & Co 111 E. Court Street, Suite 3D Flint, MI 48502-1649	Emerging Markets Fund – Institutional Class	6,554,329	20.02%

Wendel & Co. c/o Bank of New York Attn: Mutual Funds Reorg Dept. 2 Hanson Place, Floor 6 Brooklyn, NY 11217-1431	Emerging Markets Fund – Institutional Class	2,596,102	7.93%

Name and Address of Shareholder	Fund and Class	Shares Owned	Percent of Shares Outstanding
Edward Schrader & Dania Schrader JTWROS 7450 NW 4th Street, Apt. 207 Plantation, FL 33317-7636	Emerging Markets Fund – Advisor Class	2,445	20.60%

Wendel & Co. c/o Bank of New York Attn: Mutual Funds Reorg Dept. PO Box 1066 Wall Street Station New York, NY 10286-0001	International Growth Fund – Institutional Class	4,286,375	8.82%

Mac & Co. Mutual Fund Operations PO Box 3198 535 William Penn Place Pittsburgh, PA 15230-3198	International Growth Fund – Institutional Class	4,020,980	8.27%

SEI Private Trust c/o Mellon Bank One Freedom Valley Drive Oaks, PA 19456	International Growth Fund – Institutional Class	3,959,646	8.15%

Goulstorrs And Co., Ltd 400 Atlantic Ave. Boston, MA 02110-3331	International Growth Fund – Institutional Class	3,488,537	7.18%

Heinz Endowments 625 Liberty Ave., 30th Floor Pittsburgh, PA 15222-3110	International Growth Fund – Institutional Class	2,547,921	5.24%

Sealy & Smith Foundation 2200 Market Street, Suite 500 Galveston, TX 77550-1532	International Growth Fund – Institutional Class	2,453,282	5.05%

McCahill Ltd 1 N. Wacker Drive, Suite 4125 Chicago, IL 60606-2834	International Growth Fund – Advisor Class	10,585	13.36%

Donna P. Josey c/o Josey Oil Co. 2001 Kirby Drive Houston, TX 77019-6043 Chicago, IL 60606-2834	International Growth Fund – Advisor Class	7,455	9.41%

Wendel & Co. c/o Bank of New York Attn: Mutual Funds Reorg Dept. PO Box 1066 Wall Street Station New York, NY 10268-1066	International Growth Fund – Advisor Class	4,624	5.84%

Liselotte Neumann Trust Liselotte Neumann, Trustee 11003 Muirfield Drive Rancho Mirage, CA 92270-1431	International Growth Fund – Advisor Class	4,000	5.05%

INVESTMENT ADVISER

Hansberger Global Investors, Inc., a Delaware corporation, is the investment adviser to each Fund. The Adviser is a wholly owned subsidiary of Hansberger Group, Inc. (“Group Inc.”), which is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”). A brief description of the investment advisory agreement is set forth in the Prospectus under “The Investment Adviser.”

At a meeting held on September 14, 2007, the Board of Trustees of the Trust considered and approved the continuation of the Advisory Agreement between the Trust, on behalf of each of its series, and the Adviser (the “Advisory Agreement”). The Advisory Agreement provides that it will continue in effect only if such continuance is approved annually by either the Board of Trustees or by vote of a majority of each Fund’s outstanding voting securities (as defined in the 1940 Act), and, in either case, by the vote of a majority of the Trust’s trustees, who are neither parties to the Advisory Agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days’ written notice by the Board of Trustees, by vote of a majority of each Fund’s outstanding voting securities, or by the Adviser, and will terminate automatically in the event of its assignment. For more complete information relating to the factors considered by the Board of Trustees in approving the Advisory Agreement, please see the Trust’s annual report for the fiscal year ended December 31, 2007.

The Adviser is responsible for investment decisions and supplies investment research and portfolio management. At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds. The Adviser places all orders for the purchase and sale of each Fund’s portfolio securities at that Fund’s expense.

Except for expenses assumed by the Adviser as set forth above, each Fund is responsible for all of its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale; expenses for printing and distribution costs of Prospectuses and Statements of Additional Information mailed to existing shareholders; and charges of custodians, transfer agents (including the printing and mailing of reports and notices to shareholders); registrars; auditing and legal services, clerical services related to record keeping and shareholder relations, and fees for Trustees who are not “interested persons” of the Adviser.

As compensation for its services, each Fund pays to the Adviser a fee as described in the Prospectus. In addition, effective November 17, 2005, the Adviser has voluntarily agreed to provide a breakpoint in the advisory fee of the International Growth Fund such that the Adviser will reduce its management fee from 75 basis points to 70 basis points on the combined assets of the International Growth Fund and the ING International Capital Appreciation Fund (a registered fund for which the Adviser serves as sub-adviser) over $700 million. The Adviser may discontinue the breakpoint at any time. For more information regarding this arrangement please see “Conflicts of Interest Relating to the International Growth Fund.”

For the fiscal year ended December 31, 2007, the Trust paid advisory fees of $2,283,606, $2,867,614, $5,856,062 and $511,016, respectively, for the International Value Fund, the Emerging Markets Fund, the International Growth Fund and the International Core Fund. For the fiscal year ended December 31, 2006, the Trust paid advisory fees of $1,996,768, $3,280,375, $2,996,477 and $356,436, respectively, for the International Value Fund, the Emerging Markets Fund, the International Growth Fund and the International Core Fund. For the fiscal year ended December 31, 2005, the Trust paid advisory fees of $2,131,137, $3,443,683, $763,307 and $81,096, respectively, for the International Value Fund, the Emerging Markets Fund, the International Growth Fund and the International Core Fund. The International Core Fund commenced operations on September 13, 2005. The All Countries Fund® had not yet commenced operations as of December 31, 2007, and advisory fees were therefore not paid.

The Adviser has given a binding contractual undertaking to the Funds to reduce its management fee (and, to the extent necessary, bear other expenses of the Funds) to the extent that total expenses of each share class of the Funds, exclusive of brokerage, interest, taxes and deferred organizational and extraordinary expenses would exceed the following annual total expense cap rates:

Name of Fund	Total Expense Cap
All Countries Fund, International Growth Fund and International Core Fund	1.00% for Institutional class shares 1.15% for Advisor class shares

Emerging Markets Fund	1.25% for Institutional class shares 1.40% for Advisor class shares

International Value Fund	0.99% for Institutional class shares 1.15% for Advisor class shares

During the fiscal year ended December 31, 2007, the Adviser reduced advisory fees pursuant to the undertaking in the amount of $0, $122,108, $100,567 and $65,284, respectively, for the International Value Fund, the Emerging Markets Fund, the International Growth Fund and the International Core Fund. During the fiscal year ended December 31, 2006, the Adviser reduced advisory fees pursuant to the undertaking in the amount of $0, $280,954, $0 and $86,472, respectively, for the International Value Fund, the Emerging Markets Fund, the International Growth Fund and the International Core Fund. During the fiscal year ended December 31, 2005, the Adviser reduced advisory fees pursuant to the undertaking in the amount of $125,499, $478,176, $118,633 and $47,821, respectively, for the International Value Fund, the Emerging Markets Fund, the International Growth Fund and the International Core Fund.

In addition to the reduction of management fees, expenses have been reimbursed. During the fiscal year ended December 31, 2007, the Adviser reimbursed expenses in the amount of $50,140, $42,273, $12,804 and $32,020, respectively, for the International Value Fund, the Emerging Markets Fund, the International Growth Fund and the International Core Fund. During the fiscal year ended December 31, 2006, the Adviser reimbursed expenses in the amount of $36,995, $48,819, $15,641 and $31,188, respectively, for the International Value Fund, the Emerging Markets Fund, the International Growth Fund and the International Core Fund. During the fiscal year ended December 31, 2005, the Adviser reimbursed expenses in the amount of $39,999, $41,595, $37,329 and $10,353, respectively, for the International Value Fund, the Emerging Markets Fund, the International Growth Fund and the International Core Fund.

Under the undertaking, the Adviser shall be permitted to recover management fees that it has reduced, and expenses it has borne, if any, subsequent to the effective date of the undertaking (whether through reduction of its management fee or otherwise) in later periods to the extent that a Fund’s expenses fall below the annual rates set forth above. Provided, however, that a Fund is not obligated to pay any such deferred fees more than one year after the end of the fiscal year in which the fee was deferred.

Pursuant to the terms of the undertaking, during the fiscal year ended December 31, 2006, the Adviser recouped management fees that had been waived in 2005 in the amount of $34,913 and $32,228 from the Institutional Class of the International Value Fund and the Institutional Class of the International Growth Fund, respectively.

The undertaking will remain in effect for each Fund until April 30, 2009 and may only be modified by a majority vote of the “non-interested” Trustees of the Funds. There is no guarantee that the undertaking will be continued beyond that date.

PORTFOLIO MANAGEMENT TEAMS

General Disclosure

This section includes information about each member of the portfolio management team (each a “Portfolio Manager”), including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

As of December 31, 2007, a Portfolio Manager’s compensation generally consists of base salary, bonus, and the Adviser’s Stock Option program. In addition, Portfolio Managers are eligible for the standard retirement benefits and health and welfare benefits available to all Adviser employees.

In the case of Portfolio Managers responsible for managing multiple Adviser funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts.

Portfolio Manager Compensation Disclosure

The Adviser compensates each Portfolio Manager for his or her management of the Funds. A Portfolio Manager’s base salary is determined by the Manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Adviser’s Human Resources Department. A Portfolio Manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Each Portfolio Manager is entitled to participate in various equity plans provided by the Adviser’s corporate parent, Group Inc. Each member of the International Growth Fund portfolio management team is subject to the terms of an employment agreement providing for a specified level of compensation, which level of compensation is reviewed annually by the Adviser’s board of directors, but without any obligation to make any alteration in the base salary. Certain other key Portfolio Managers also entered into employment agreements with the Adviser to ensure their continued service for a specified period of time.

A Portfolio Manager’s bonus is paid on an annual basis and is determined by a number of factors, including, but not limited to, pre-tax performance of the Funds and other funds managed relative to expectations for how those funds should have performed as compared to the Funds’ benchmark (as provided in the Prospectus), given their objectives, policies, strategies and limitations, and the market environment during the most recently completed calendar year. This performance factor is not based on the value of assets held in the fund’s portfolio. Additional factors include the Portfolio Manager’s contributions to the investment management functions within the Adviser, contributions to the development of other investment professionals and supporting staff, and overall contributions to marketing, client service and strategic planning for the organization. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the Portfolio Manager satisfies the objectives stated above.

Certain members of the Growth Team have a share of the net revenues earned by the Adviser resulting from the investment portfolios managed by such Growth Team (the “revenue share”), which would include the International Growth Fund and the growth mandate portion of the International Core Fund. Eligibility to participate in the revenue share is conditioned upon the Growth Team’s reaching a pre-defined level of profitability. The amount of the revenue share is determined by using of a formula based on the amount of revenues generated by the Growth Team. Amounts payable to each member of the Growth Team from the revenue share are determined by the Adviser’s chief executive officer upon consultation with the Growth Team’s chief investment officer. Additionally, members of the Growth Team may be entitled to participate in the Group Inc. Stock Incentive Plan for Canadian employees.

In March of 2007, certain enhancements were made to the compensation structure of Portfolio Managers of the Adviser. Principally, employees, including Portfolio Managers, who owned shares, deferred stock units and/or options in Group, Inc. were provided the opportunity to tender those equity interests to Natixis US in a tender offer. Going forward, Natixis has undertaken to provide annual liquidity of up to a certain amount of outstanding Group, Inc. equity. In addition, Group, Inc. has established a restricted stock plan pursuant to which restricted stock units will be issued to certain employees, including Portfolio Managers. This plan is in addition to the existing restricted stock plan that currently exists for the Growth Team. In addition to the above, Group, Inc. has entered into retention agreements with certain employees, including Portfolio Managers, pursuant to which such employees will be paid retention bonuses either in one lump at the end of six months or in two equal sums at the end of 6 months and 12 months, depending upon the amount to be received by such employee.

Fund Shares Owned by Portfolio Managers

The following table shows the dollar amount range of each Portfolio Manager’s “beneficial ownership” of shares of each Fund as of December 31, 2007. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Portfolio Manager (Hansberger International Series (“HIS”) Funds)	International Value Fund	Emerging Markets Fund	International Growth Fund	International Core Fund

Lauretta A. Reeves (Team Leader—International Value Fund, Back-up Team Member All Countries Fund, Co-Leader International Core Fund)	$100,000 - $500,000	None	None	None

Ronald W. Holt (Team Leader—All Countries Fund, Back-up Team Member International Value Fund and International Core Fund)	None	None	None	None

Aureole L. Foong (Back-up Team Member—Emerging Markets Fund)	None	None	None	None

Francisco Alzuru (Team Leader—Emerging Markets Fund)	None	None	None	None

Victoria Gretsky (Back-up Team Member—Emerging Markets Fund)	None	None	None	None

Stephen Ho (Back-up Team Member—International Value Fund and International Core Fund)	None	None	None	None

Neil E. Riddles (Back-up Team Member—International Core Fund)	None	None	None	None

Thomas Tibbles (Team Leader—International Growth Fund and International Core Fund)	None	None	None	None

Barry Lockhart (Back-up Team Member—International Growth Fund and International Core Fund)	None	None	None	None

Trevor Graham (Back-up Team Member—International Growth Fund and International Core Fund)	None	None	None	None

Patrick Tan (Back-up Team Member—International Growth Fund and International Core Fund)	None	None	None	None

Other Managed Accounts

As of December 31, 2007 many of the Portfolio Managers managed other accounts in addition to managing one or more of the Funds. The following table provides information on the other accounts managed by each Portfolio Manager. (Note that some of the accounts are subject to a performance-based advisory fee):

Portfolio Manager (Hansberger International Series Funds)		Registered Investment Companies ($ millions)	Other Pooled Investment Vehicles ($ millions)	Other Accounts ($ millions)
Lauretta A. Reeves (Team Leader—International Value Fund, Back-	Number of Accounts Managed:	1	0	5
up Team Member All Countries Fund, Co-Leader International Core Fund)	Assets in Accounts Managed:	$260 million	$0	$181 million

Ronald W. Holt (Team Leader—All Countries Fund, Back-up Team Member	Number of Accounts Managed:	1	0	7
International Value Fund and International Core Fund)	Assets in Accounts Managed:	$3.5 billion	$0	$487 million

Aureole L. Foong (Back-up Team Member— Emerging Markets Fund)	Number of Accounts Managed:	0	1	0
	Assets in Accounts Managed:	$0	$34 million	$0

Francisco Alzuru (Team Leader—Emerging Markets Fund)	Number of Accounts Managed:	0	1	4
	Assets in Accounts Managed:	$0	$40 million	$1.3 million

Victoria Gretsky (Back-up Team Member— Emerging Markets Fund)	Number of Accounts Managed:	0	0	1
	Assets in Accounts Managed:	$0	$0	$301 thousand

Stephen Ho (Back-up Team Member— International Value Fund and	Number of Accounts Managed:	0	0	5
International Core Fund)	Assets in Accounts Managed:	$0	$0	$51.5 million

Neil E. Riddles (Back-up Team Member—International Core Fund)	Number of Accounts Managed:	0	0	2
	Assets in Accounts Managed:	$0	$0	$2.6 million

Thomas Tibbles (Team Leader—International Growth Fund and Co-Leader—	Number of Accounts Managed:	5	3	35
International Core Fund)	Assets in Accounts Managed:	$804 million	$1.2 billion	$2.7 billion

Barry Lockhart (Back-up Team Member— International Growth Fund and	Number of Accounts Managed:	5	3	28
International Core Fund)	Assets in Accounts Managed:	$804 million	$1.2 billion	$2.7 billion

Portfolio Manager (Hansberger International Series (“HIS”) Funds)		Registered Investment Companies ($ millions)	Other Pooled Investment Vehicles ($ millions)	Other Accounts ($ millions)
Trevor Graham (Back-up Team Member—International Growth Fund and	Number of Accounts Managed:	5	3	32
International Core Fund)	Assets in Accounts Managed:	$804 million	$1.2 billion	$2.7 billion

Patrick Tan (Back-up Team Member— International Growth Fund and	Number of Accounts Managed:	5	3	29
International Core Fund)	Assets in Accounts Managed:	$804 million	$1.2 billion	$2.7 billion

Notes: The Hansberger Global Investors, Inc. Growth Team consists of: Thomas Tibbles, Barry Lockhart, Trevor Graham and Patrick Tan. All accounts that the Growth Team manages, including the International Growth Fund and the growth mandate portion of the International Core Fund, are managed by one constant team.

The All Countries Fund® is currently not an active fund in the Trust.

In terms of accounts for which Hansberger Global Investors, Inc. charges a performance fee, as of December 31, 2007, it had 2 accounts for which performance fees were provided. Total assets represented by the 2 accounts was approximately $3.8 billion, of which approximately $3.5 billion were managed for a U.S. regulated investment company and approximately $279 million were managed for 1 separate account. On the U.S. registered investment company, the portfolio management team primarily responsible for the portfolio consists of Ron Holt and Aureole Foong. The remaining separate managed account of $279 million is managed by Thomas Tibbles, Barry Lockhart, Trevor Graham and Patrick Tan.

Conflicts of Interest Relating to Portfolio Management. The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. In addition, some accounts charge performance fees which could enhance conflicts of interest in the allocation of investment opportunities. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. Conflicts of interest also may arise through the use of “soft dollar arrangements,” which are discussed in the section “Fund Transactions and Brokerage.”

Conflicts of Interest Relating to the International Growth Fund. The Adviser serves as the sub-adviser to the ING International Capital Appreciation Fund, a registered fund that is a series of the ING Funds. The ING International Capital Appreciation Fund and the International Growth Fund have the same international growth investment mandate. The Adviser has undertaken to market the Institutional share class of the International Growth Fund to institutional investors and other platforms where available. However, it is currently contemplated that there will be a greater marketing emphasis on retail platforms for the ING International Capital Appreciation Fund. The emphasis on marketing the ING International Capital Appreciation Fund to retail investors may keep the International Growth Fund from realizing certain economies of scale as soon as it could have if the International Growth Fund had been similarly marketed to retail investors. To this end, the Adviser has instituted a voluntary breakpoint in its management fee for the International Growth Fund with respect to the combined assets of the International Growth Fund and the ING International Capital Appreciation that exceed $700 million. The Adviser believes that this breakpoint should afford shareholders of the International Growth Fund the opportunity to realize economies of scale based on the combined growth of the registered funds advised or sub-advised by the Adviser with the same investment mandate.

FUND TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for each Fund and for the placement of a Fund’s investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Adviser or the Fund. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that better price and execution can be obtained using a broker. In determining the abilities of a broker or dealer to obtain best execution, the Adviser considers relevant factors including: the ability and willingness of the broker or dealer to facilitate the Fund’s portfolio transaction by participating therein for its own account; speed, efficiency and confidentiality; familiarity with the market for a particular security; and the reputation and perceived soundness of the broker. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Adviser considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker.

Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In carrying out the provisions of the Advisory Agreement, the Adviser may cause a Fund to pay, to a broker that provides brokerage and research services to the Adviser, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Adviser believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreements provide that such higher commissions will not be paid by a Fund unless the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion. The investment advisory fees paid by each Fund under its Advisory Agreement are not reduced as a result of the Adviser’s receipt of research services.

Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives.

From time to time, the Adviser may purchase securities for a Fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Funds and other advisory clients, provide the Adviser with research. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than the rate available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Twice a year, the Adviser, through a vote of its securities analysts, will consider the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempt to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the results of such votes, as well as suggested allocations, depending upon the Adviser’s evaluation of all applicable considerations, including but not limited to, the Adviser’s best execution undertaking.

The Adviser may direct the purchase of securities on behalf of each Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the

Adviser believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

The Adviser is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions may be higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers may be subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

The Adviser places portfolio transactions for other advisory accounts, including other mutual funds managed by the Adviser. Research services furnished by firms through which each Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with each Fund. In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by the Adviser. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to each Fund will not be disproportionate to the benefits received by it on a continuing basis.

If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients served by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients pursuant to guidelines deemed fair and reasonable by the Adviser. Generally, under those guidelines, the Funds and other participating clients will be allocated securities on a prorated basis.

For the fiscal year ended December 31, 2007, the International Value Fund, the Emerging Markets Fund, the International Value Fund and the International Core Fund paid brokerage commissions of $471,449, $998,492, $1,025,489 and $96,760, respectively. For the fiscal year ended December 31, 2006, the International Value Fund, the Emerging Markets Fund, the International Growth Fund and the International Core Fund paid brokerage commissions of $411,439, $1,206,311, $840,211 and $85,773, respectively. For the fiscal year ended December 31, 2005, the International Value Fund, the Emerging Markets Fund, the International Growth Fund and the International Core Fund paid brokerage commissions of $480,786, $1,126,588, $299,143 and $31,221, respectively. Significant changes in brokerage commissions paid by a Fund from year to year may result from changing asset levels throughout the year. The International Core Fund commenced operations on September 13, 2005. As the All Countries Fund® had not yet commenced operations as of December 31, 2007, brokerage commissions were therefore not paid. For the fiscal years ended December 31, 2007, December 31, 2006, and December 31, 2005, there were no affiliated brokerage commissions paid by the Trust.

The table below contains the aggregate value of securities of each Fund’s regular broker-dealers* (or the parent of the regular broker-dealers) held by each Fund, if any, as of the fiscal year ended December 31, 2007.

Fund	Regular Broker-Dealer	Aggregate Value of Securities of each Regular Broker or Dealer (or its Parent) held by Fund
International Value Fund	Credit Suisse Group	$2, 689,417
International Growth Fund	UBS AG	$14,228,143
International Core Fund	Credit Suisse Group	$364,484
	Nomura Holdings, Inc.	$348,501
	UBS AG	$565,511

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

It is anticipated that the annual portfolio turnover rate of each Fund will not exceed 100% under normal circumstances. For the fiscal year ended December 31, 2007, the portfolio turnover rates were approximately 47%, 59%, 52% and 63% for the International Value Fund, the Emerging Markets Fund, the International Growth Fund and the International Core Fund For the fiscal year ended December 31, 2006, the portfolio turnover rates were approximately 46%, 64%, 54% and 55% for the International Value Fund, the Emerging Markets Fund, the International Growth Fund and the International Core Fund, respectively. For the fiscal year ended December 31, 2005, the portfolio turnover rates were approximately 37%, 45%, 38% and 10% for the International Value Fund, the Emerging Markets Fund, the International Growth Fund and the International Core Fund, respectively. The International Core Fund commenced operations September 13, 2005. The All Countries Fund® had not yet commenced operations as of December 31, 2007.

PAYMENTS TO THIRD PARTIES

General

The Funds may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents. These fees are paid by the Funds in light of the fact that other costs are avoided by the Funds where the intermediary, not the Funds’ service providers, provides shareholder services to Fund shareholders. The intermediary may impose other account or service charges directly on account holders. Depending on the arrangements, the Funds, the Adviser and/or Distributor or their affiliates (see discussion below) may compensate such financial intermediaries or their agents directly or indirectly for such administrative services. The Distributor is reimbursed by the Funds for any fees paid to intermediaries by the Distributor on behalf of the Funds. Under these programs, the Trust, on behalf of the Funds, and/or the Adviser or Distributor, may enter into administrative services agreements with intermediaries pursuant to which intermediaries will provide sub-transfer agency services, sub-administrative services and other services with respect to the Funds. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. For the fiscal year ended December 31, 2007 the Trust paid fees of $716 and $220, respectively, for the International Value Fund and International Core Fund, to the Distributor or other intermediaries for these arrangements. For the fiscal year ended December 31, 2006 the Trust did not pay any fees to the Distributor or other intermediaries for these arrangements. For the fiscal year ended December 31, 2005, the Trust accrued fees of $45 and $36, respectively, for the International Value Fund and the International Growth Fund, payable to the Distributor as reimbursement. Fees of less than $1 were accrued with respect to the Emerging Markets Fund and International Core Fund.

The Adviser and/or Distributor or their affiliates, out of their own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to the service fees paid by the Funds. These payments may be asset-based fees, sales-based fees or some combination of the two. These fees may include: (i) additional compensation with respect to the sale and/or servicing of the Advisor Class; and (ii) payments based upon factors such as the length of time the assets of a dealer’s clients have been invested in the Funds and the levels of those clients’ assets. The Adviser has entered into an agreement with the Distributor, whereby the Adviser will pay the Distributor 0.075% (7.5 basis points) out of the Adviser’s own resources for marketing and sales support. The amount received by the Distributor is based upon new assets generated by the Distributor for the Institutional Class and the Advisor Class of each Fund. Additional cash payments may be made by the Adviser or Distributor to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries where the intermediary provides shareholder services to Fund shareholders, which may result in the Funds’ inclusion on a sales list, including a preferred or select sales list, or in other sales programs. In some cases where the intermediary provides shareholder services to Fund shareholders, cash compensation may be paid to intermediaries as an expense reimbursement. For the fiscal year ended December 31, 2007, the Adviser paid $72,000 to the intermediaries pursuant to these arrangements. For the fiscal year ended December 31, 2006, the Adviser paid $24,000 to intermediaries pursuant to these arrangements. For the fiscal year ended December 31, 2005, neither the Adviser nor the Distributor made any payments pursuant to the foregoing arrangements.

From time to time, the Funds’ service providers, or any of their affiliates, may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries. In addition, the Funds, the Funds’ service providers, or any of their affiliates, may conduct and/or pay for training and education meetings for sales representatives of unaffiliated broker-dealers that sell the Funds, and may pay or reimburse for associated meals, lodging and transportation.

Conflicts of Interest Relating to the Distributor

The Adviser and the Distributor are both indirect subsidiaries of Natixis US.

PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding a Fund’s portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of a Fund’s shareholders, on the one hand, and those of a Fund’s investment adviser or any affiliated person of a Fund or its investment adviser, on the other. Pursuant to such procedures, the Board has authorized the Adviser to authorize the release of a Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser reports periodically to the Board regarding the implementation of such policies and procedures.

Under the policy as adopted by the Board of Trustees, the Fund will disclose its complete portfolio holdings quarterly, approximately 30 days after the end of each fiscal quarter. A complete schedule of the Fund’s portfolio holdings will be posted by the Adviser on its website www.hansberger.com, under the link entitled “Literature.” The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

The Funds’ policies and procedures provide that the Adviser may authorize disclosure of portfolio holdings information to such parties at differing times and/or with different lag times to such third parties provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. Such disclosure includes:

(1)	Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Funds’ portfolio holdings. Entities that receive information pursuant to this exception include FactSet (daily disclosure of full portfolio holdings, provided the next business day) and Latent Zero (periodic disclosure of full portfolio holdings for trade order management services);

(2)	Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting record keeping services provided to the Funds, and to RiskMetrics Group as part of the proxy voting administration and research services provided to the Fund’s adviser.

(3)	Disclosure to employees of the Funds’ adviser, principal underwriter, counsel, administrator, custodian, fund accounting agent and independent registered public accounting firm, fund counsel and independent trustee counsel, as well as to broker dealers executing portfolio transactions for the Funds, provided that such disclosure is made for bona fide business purposes; and

(4)	Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board of Trustees.

With respect to (4) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this SAI, the only entities that receive information pursuant to this exception are Evare LLC (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations and GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds’ semiannual financial statements, quarterly Form N-Q filings and other related items. Although the Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (3) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Funds’ officers determine on a case by case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Board of Trustees exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from each Fund’s chief compliance officer regarding any material issues concerning the Fund’s disclosure of portfolio holdings or from officers of the Fund in connection with proposed new exceptions or new disclosures pursuant to item (4) above. Notwithstanding the above, there is no assurance that the Funds’ policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and their respective affiliates or recipient of the Funds’ portfolio holdings information.

Other registered investment companies that are advised or sub-advised by a Fund’s adviser may be subject to different portfolio holdings disclosure policies, and neither the adviser nor the Board of Trustees of each Trust exercises control over such policies or disclosure. In addition, separate account clients of the adviser have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by the adviser and some of the separate accounts managed by the adviser have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds. The Funds’ service providers, such as the Custodian, the Administrator and the Transfer Agent, may receive portfolio holdings information in connection with their services to the Fund and are (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.

DISTRIBUTOR

Natixis Distributors, L.P. (the “Distributor”) serves as the principal distributor of each class of shares of the Funds. The Distributor’s principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under the Distribution Agreement (the “Distribution Agreement”), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders. The Funds do not pay the Distributor for its services, however, the Distributor is entitled to retain any applicable sales charge and is reimbursed by the Funds for sub-transfer agent and similar fees that the Distributor pays on the Funds’ behalf. See “Payments to Third Parties” above.

The Distribution Agreement may be terminated at any time on 60 days notice to the Distributor, without payment of any penalty, either by vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the Board of Trustees then in office. The Distribution Agreement may be terminated at any time on 90 days written notice to the Trust, without payment of any penalty.

The Distribution Agreement will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees cast in person at a meeting called for that purpose and (ii) by the vote of the Board of Trustees or by a vote of a majority of the outstanding securities of the Trust.

ADMINISTRATOR

Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) performs certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement dated September 17, 2007, as amended from time to time (the “Administrative Agreement”). Under the Administrative Agreement, Natixis Advisors provides the following services to the Funds: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, (iii) the various registrations and filings required by various regulatory authorities and (iv) consultation and legal advice on Fund related matters. Effective October 1, 2007, State Street Bank reduced the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2007, Natixis Advisors has given a binding contractual undertaking to the Funds to waive the administrative fees paid by the Fund in an amount equal to the reduction in sub-administrative fees. The waiver is in effect through June 30, 2008. For the period September 17, 2007 through December 31, 2007 amounts paid to Natixis Advisors for administrative fees were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
International Value Fund	$46,748	$1,947	$44,801
Emerging Markets Fund	39,051	1,614	37,437
International Growth Fund	137,823	5,784	132,039
International Core Fund	11,404	477	10,927

Prior to September 17, 2007, State Street Bank and Trust Company (“State Street Bank”) served as the administrator for the Funds.

CUSTODIAN

State Street Bank serves as custodian of the assets of the Trust. State Street Bank’s principal business address is 100 Lincoln Street, Boston, Massachusetts 02111. State Street Bank delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust. In addition, the Trust, with the approval of the Board of Trustees and subject to the rules of the SEC, may have sub-custodians in those foreign countries in which it invests its assets. State Street Bank and any sub-custodians are in no way responsible for any of the investment policies or decisions of a Fund.

TRANSFER AGENT

Boston Financial Data Services, Inc. (“BFDS”), a subsidiary of State Street Bank, (the “Transfer Agent”) acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds’ shares. For these services, the Funds pay BFDS a monthly per account fee by share class/CUSIP. In addition, pursuant to other service agreements, the shareholders of the Advisor Class may pay service fees to other firms that provide similar services for their own shareholder accounts.

From time to time, the Funds, directly or indirectly through arrangements with the Adviser or Transfer Agent, may pay amounts to third parties that provide recordkeeping and other administrative services relating to a Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans.

These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees at a rate that is greater than the rate the Fund is currently paying the Transfer Agent for providing these services to Fund shareholders.

TAXES

The following is a summary of certain U.S. federal income tax considerations generally affecting the Funds and the Funds’ investors. No attempt is made to present a detailed explanation of the federal tax treatment of the Funds or their investors, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. This summary does not address all of the tax consequences that may be relevant to specific investors in the Funds in light of such investors’ particular circumstances or to investors subject to special treatment under any tax laws.

The following general discussion of certain U.S. federal income tax consequences is based on the Code, the regulations issued thereunder and other applicable authority as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, LOCAL, OR FOREIGN TAXES.

General

As indicated under “Taxes” in the Prospectus, each Fund intends to continue to qualify annually for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net taxe-exempt interest income plus 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital loss) (the “Distribution Requirement”). Each Fund also must meet several additional requirements. Among these requirements are the following: (a) at least 90% of a Fund’s gross income each taxable year must be derived from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in qualified publicly traded partnerships (the “Income Requirement”); and (b) each Fund must diversify its holdings so that at the close of each quarter of the Fund’s taxable year (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in securities of two or more issuers which are engaged in the same, similar or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers or in securities of one or more qualified publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year plus 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund generally intends to make sufficient distributions to avoid liability for the 4% federal excise tax.

In general, for purposes of the Income Requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (generally, a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from passive income sources specified in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

Gains from the disposition of foreign currencies, and income from transactions in options, futures, and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, currently will be treated as qualifying income for purposes of the Income Requirement. However, the Treasury Department has the authority to exclude certain foreign currency income and gains from qualifying income under future regulations.

Assuming that the Funds qualify as RICs that are accorded special tax treatment, the Funds will not be subject to federal income tax on income distributed in a timely manner to their shareholders in the form of dividends (including capital gain dividends). If a Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

As noted above, each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any of its net capital gain, the Fund will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Fund Distributions and Dispositions of Fund Shares

Any dividends declared by a Fund in October, November or December and paid in the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a Fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will generally be taxable as ordinary income. For taxable years beginning before January 1, 2011 a portion of these distributions may, however, be treated as qualified dividend income eligible for the reduced maximum long-term capital gains rate to individuals of 15% (5% for individuals in certain lower tax brackets) to the extent that a Fund receives qualified dividend income and distributions are properly designated as being derived therefrom. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States, provided in each case that the foreign corporation is not treated as a passive foreign investment company). A dividend will not be treated as qualified dividend income at either the Fund or shareholder level to the extent that (i) the recipient of the dividend has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of a Fund become ex-dividend with respect to such dividend (or, in the case of certain preferred stock, for more than 90 days during the 181-day period beginning 90 days before the ex-dividend date), (ii) the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the recipient elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. If the aggregate dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding the excess of net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income.

Distributions from net capital gain (if any) that are properly designated by the Fund as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a Fund. As noted above, long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply for taxable years beginning after December 31, 2010.

Dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (91 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) otherwise by application of the Code.

Any gain or loss recognized on a sale or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and short-term capital gain or loss if held for one year or less. However, if Fund shares on which a capital gain dividend has been received (or deemed received) are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized by a shareholder will be treated as long-term capital loss to the extent of the long-term capital gain distributions. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Transactions

Dividends and interest received by a Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders to claim a credit or deduction for their respective shares of qualifying foreign and U.S. possessions income taxes paid by (or withheld from amounts paid to) the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him/her, his/her proportionate share of those taxes, (2) treat his/her share of those taxes and any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his/her own income from those sources, and (3) either deduct the taxes deemed paid by him/her in computing his/her taxable income, or, alternatively, use the foregoing information in calculating the foreign tax credit against his/her federal income tax. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

Each Fund maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. In certain circumstances, a Fund may elect to treat foreign currency gain or loss attributable to a forward contract, a futures contract or an option as capital gain or loss. A foreign-currency-denominated debt security acquired by a Fund may bear interest at a higher than normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations. In that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal is received (through disposition or upon maturity).

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” received on stock in a PFIC or of any gain on a disposition of the PFIC stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund,” then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the PFIC’s annual ordinary income and net capital gain. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Pursuant to the Code and proposed regulations, open-end RICs such as the Funds are entitled to elect to “mark-to-market” their stock in certain PFICs. “Marking-to-market,” in this context, means recognizing gains (and to a limited extent losses) in such PFICs by treating the Fund as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may cause a Fund to recognize income or gain without a concurrent receipt of cash. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its Distribution Requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Derivative Instruments

The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, will be subject to complex tax rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. This difference may cause a portion of a Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and qualify as a RIC.

For federal income tax purposes, each Fund is required to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts that are subject to section 1256 of the Code (“Section 1256 Contracts”) and are held by the Fund as of the end of its year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a “mixed straddle” and with respect to which a Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is generally considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.

Securities Issued or Purchased at a Discount

A Fund’s investments in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require that Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Certain Higher-Risk and High Yield Securities

A Fund may invest in lower-quality fixed income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund if it invests in such securities as a part of each Fund’s efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on certain high yield discount obligations in which a Fund may invest may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund to corporate shareholders may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Backup Withholding

A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Non-U.S. Shareholders

In general, dividends (other than capital gain dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Effective for taxable years beginning before January 1, 2008, and assuming certain certification requirements were complied with, a RIC generally was not required to withhold any amounts (i) with respect to distributions attributable to U.S. source interest income that would be treated as “portfolio interest” and accordingly would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions were properly designated by the RIC. Pending legislation would extend the exemption from withholding for interest-related and short-term capital gain distributions to taxable years of regulated investment companies beginning before January 1, 2010. At the time of this filing, it is unclear whether the legislation will be enacted. Even if such legislation is enacted, depending on the circumstances, the Funds may make such designations with respect to all, some or none of their potentially eligible dividends or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Moreover, in the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment.

Tax Shelter Reporting

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

NET ASSET VALUE

The method for determining the public offering price and net asset value per share is summarized in the Prospectus.

The total net asset value or “NAV” of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. The Funds will not price their shares on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available, are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities for which market quotations are readily available (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to a Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by a Fund may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Exchange traded options should use the average of the closing bid and ask. Futures are valued at the most recent settlement price. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board. Investments in other open-end investment companies are valued at their net asset value each day.

Generally, trading in foreign government securities and other fixed income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange (“British Equities”). British Equities will be valued at the official close of the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern Time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of a Fund’s net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of a Fund’s securities occur during such period, then these securities may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund’s net asset value is calculated.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser pursuant to procedures approved by the Board of Trustees.

Because of fair value pricing, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Funds may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of these Funds’ net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund’s portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

The per share net asset value of a class of the Fund’s shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class.

ADDITIONAL SHAREHOLDER INFORMATION

Telephone Exchange and Redemption Privileges

Shares of a Fund and any other mutual funds sponsored by the Adviser may be exchanged for shares of each other within the same share class. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the Fund for which Fund shares are being exchanged (the “New Fund”). For federal income tax purposes, any such exchange constitutes a sale upon which a capital gain or loss will be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder’s adjusted cost basis. If you are interested in exercising any of these exchange privileges, you should obtain Prospectuses of other sponsored funds from the Adviser. Upon a telephone exchange, the transfer agent establishes a new account in the New Fund with the same registration and dividend and capital gains options as the redeemed account, unless otherwise specified, and confirms the purchase to you.

Dealers may charge their customers a processing fee or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed by an individual dealer to its customers. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the other charges described in the Funds’ Prospectus and this SAI. Customers will be provided with specific information about any processing or service fees charged by their dealer.

The Telephone Exchange and Redemption Privileges are available only in states where shares of the New Fund may be sold, and may be modified or discontinued at any time. See “Purchasing, Selling and Exchanging Fund Shares” in the Prospectus.

Signature Guarantees

The signature(s) of redeeming shareholders generally must be guaranteed by an “eligible guarantor,” including: (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker-dealers which are members of a national securities exchange or clearing agency or which have minimum net capital of $100,000, or (4) institutions that participate in the Securities Transfer Agent Medallion Program (“STAMP”) or other recognized signature medallion program. A notarized signature will not be sufficient. If shares are registered in more than one name, the signature of each of the redeeming Shareholders must be guaranteed. See “Purchasing, Selling and Exchanging Fund Shares” in the Prospectus.

Redemptions in Kind

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of portfolio securities, in conformity with applicable rules of the SEC. Distributions-in-kind will be made in readily marketable securities. Investors may incur brokerage charges on the sale of portfolio securities received in distributions in kind.

Suspension of Your Right to Sell Your Shares

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

ORGANIZATION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated July 25, 1996, and as Amended and Restated on October 4, 1996. The Declaration of Trust permits the Trust to issue an indefinite number of units of beneficial interest (“shares”), with or without par value.

The Trust may issue shares in any number of “series;” each series of the Trust is a separate portfolio and functions as a separate mutual fund, although the Funds would share a common board of trustees, and may share an adviser, administrator, transfer agent, or custodian. All consideration received by the Trust for shares of any series, and all assets of that series, belong only to that series and are subject to that series’ liabilities. The Funds are currently the only series of the Trust. Each Fund currently offers two classes of shares: the Advisor Class and the Institutional Class. The Trustees may create and issue additional series of shares and may create and issue shares of additional classes of one or more series.

Except as described below, the shares of each Fund, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder. Each share class has no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. Each share entitles the shareholder of record to one vote. All shareholders of a Fund may vote as a single class on each matter presented to shareholders for action except with respect to any matter that affects one or more series or class solely or in a manner different from others, in which case the shares of the affected series or class are entitled to vote separately. The shares of the Trust have non-cumulative rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as defined in the 1940 Act) the Fund.

The Trust is not required to hold annual shareholder meetings; shareholder meetings will be held from time to time for the election of Trustees under certain circumstances, or when required under the Declaration of Trust or applicable law. A Trustee may be removed from office by the remaining Trustees, or by the shareholders at a special meeting called on the written request of shareholders owning at least 10% of the Trust’s outstanding shares.

Limitation of Trustees’ Liability

The Declaration of Trust provides that a Trustee shall be liable for only his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODE OF ETHICS

The Fund, the Adviser and the Distributor have each adopted a code of ethics that complies with the requirements of Rule 17j-1 under the 1940 Act. Each of these codes of ethics permit the personnel subject to those codes to invest in securities, including securities that may be purchased or held by a Fund. The codes of ethics are available on the SEC’s EDGAR system, which can be accessed through www.sec.gov.

PERFORMANCE INFORMATION

Each Fund’s historical performance or return may be shown in the form of “average annual total return,” “total return,” and “cumulative total return.” From time to time, the Adviser may voluntarily waive all or a portion of its management fee and/or absorb certain expenses for a Fund. Without waivers and absorption of expenses, performance results will be lower. No historical performance represents the future performance of a Fund.

Average Annual Total Return

The average annual total return of a Fund is computed by finding the average annual compounded rates of return over designated time periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

P	=	hypothetical initial investment of $1,000

T	=	average annual total return for n years

N	=	number of years

ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods.

Total Return

Calculation of a Fund’s total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) (“initial investment”) in the Fund’s shares on the first day of the period and computing the “ending value” of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Cumulative Total Return

Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

The Funds’ performance figures will be based upon historical results and will not represent future performance. Each Fund’s shares are sold at net asset value per share. Each Fund’s returns and net asset value will fluctuate and shares are redeemable at the then current net asset value, which may be more or less than original cost. Factors affecting a Fund’s performance include general market conditions, operating expenses, and investment management. Any additional fees charged by a dealer or other financial services firm will reduce the returns described in this section.

Comparisons

U.S. Treasury Bills, Notes or Bonds. Investors may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds, which are issued by the U.S. government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

Certificates of Deposit. Investors may want to compare a Fund’s performance to that of certificates of deposit offered by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution.

Money Market Fund. Investors may want to compare performance of a Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

Lipper Analytical Services, Inc. (“Lipper”) and other Independent Ranking Organizations. From time to time, in marketing and other fund literature, a Fund’s performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds, with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. Each Fund will be compared to Lipper’s appropriate funding category, that is, by fund objective and portfolio holdings. Each Fund’s performance may also be compared to the average performance of its Lipper category.

Morningstar, Inc. Each Fund’s performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks funds on the basis of historical risk and total return. Morningstar’s rankings range from five stars (highest) to one star (lowest) and represent Morningstar’s assessment of the historical risk level and total return of a fund as a weighted average for 3, 5 and 10 year periods. Rankings are not absolute and do not represent future results.

Independent Sources. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for Fund performance information and articles about the Funds may include publications such as Money, Forbes, Kiplinger’s, Smart Money, Morningstar, Inc., Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron’s, Financial Times and a variety of investment newsletters.

Indices. A Fund may compare its performance to a wide variety of indices including the Consumer Price Index; Dow Jones Average of 30 Industrials; NASDAQ Over-the-Counter Composite Index; Standard & Poor’s 500 Stock Index; Standard & Poor’s 400 Mid-Cap Stock Index; Standard & Poor’s 600 Small-Cap Index; Wilshire 4500 Index; Wilshire 5000 Index; Wilshire Small Cap Index; Wilshire Small Cap Growth Index; Wilshire Small Cap Value Index; Wilshire Midcap 750 Index; Wilshire Midcap Growth Index; Wilshire Midcap Value Index; Wilshire Large Cap Growth Index; Russell 1000 Index; Russell 1000 Growth Index; Russell 2000 Index; Russell 2000 Small Stock Index; Russell 2000 Growth Index; Russell 2000 Value Index; Russell 2500 Index; Russell 3000 Stock Index; Russell Mid Cap Index; Russell Mid Cap Growth Index; Russell Mid Cap Value Index; Value Line Index; Morgan Stanley Capital International EAFE® Index; Morgan Stanley Capital International World Index; Morgan Stanley Capital International All Country World Index; and Salomon Brothers World Index.

In addition, a Fund may compare its performance to certain other indices that measure stock market performance in geographic areas in which the Fund may invest. The market prices and yields of the stocks in these indices will fluctuate. A Fund may also compare its portfolio weighting to the EAFE Index weighting, which represents the relative capitalization of the major overseas markets on a dollar-adjusted basis.

There are differences and similarities between the investments that the Fund may purchase for its portfolio and the investments measured by these indices.

Historical Information. Because each Fund’s investments are denominated primarily in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Fund’s investment performance. Historical information regarding the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning a Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. Marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Fund invests, including the following: population growth, gross domestic product, inflation rate, average stock market price earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments, exchanges, or investment research firms. In addition, marketing materials may cite the Adviser’s views or interpretations of such statistical data or historical performance.

Historical Asset Class Returns. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and the payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

Other Funds Advised by Hansberger. Hansberger Global Investors, Inc. advises (or subadvises) a number of open-end investment companies investing in a variety of markets. The Fund may be compared, from time to time, to other open-end investment companies advised (or sub-advised) by Hansberger Global Investors, Inc. based on a risk/reward profile. In general, the degree of risk associated with any investment product varies directly with that product’s potential level of reward. This correlation or any fund’s individual profile may be described or discussed in marketing materials; this discussion will not be used to compare the risk and reward potential of the Fund with that of any mutual fund or investment product other than those advised by Hansberger Global Investors, Inc. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor’s portfolio.

Additional Fund Information

Portfolio Characteristics. In order to present a more complete picture of a Fund’s portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

Measures of Volatility and Relative Performance. Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund’s net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor’s 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund’s performance has varied from its average performance during a particular time period.

Standard deviation = the square root of	E xi - xm
n -1

where E	=	“the sum of,”
xi	=	each individual return during the time period,
xm	=	the average return over the time period, and
n	=	the number of individual returns during the time period.

Statistics may also be used to discuss a Fund’s relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the fund’s beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

GENERAL INFORMATION

Investment Environment

Discussions of economic, social and political conditions and their impact on the Funds may be used in advertisements and sales materials. Such factors that may affect a Fund include changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the Adviser’s views or interpretations of such factors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent registered certified public accounting firm for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

LEGAL COUNSEL

Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Trust.

FINANCIAL STATEMENTS

Each Fund’s fiscal year ends on December 31st of each year. Each Fund will send annual and semi-annual reports to its shareholders; the financial statements appearing in annual reports are audited by the Trust’s independent registered public accounting firm. The Trust’s financial statements for the Funds, including the Portfolios of Investments, Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights, Notes to Financial Statements and the Report of Independent Registered Public Accounting Firm, all of which are included in the 2007 Annual Report to Shareholders, are hereby incorporated by reference into this SAI.

RATINGS APPENDIX

S&P

A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, as it does not comment on market price or suitability for a particular investor.

The ratings are based, in varying degrees, on the following considerations:

(1)	Likelihood of default. The rating assesses the obligor’s capacity and willingness as to timely payment of interest and repayment of principal in accordance with the terms of the obligation.

(2)	The obligation’s nature and provisions.

(3)	Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under bankruptcy laws and other laws affecting creditors’ rights.

Likelihood of default is indicated by an issuer’s senior debt rating. If senior debt is not rated, an implied senior debt rating is determined. Subordinated debt usually is rated lower than senior debt to better reflect relative position of the obligation in bankruptcy. Unsecured debt, where significant secured debt exists, is treated similarly to subordinated debt.

Long-Term Ratings Definitions: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Investment Grade

AAA	Highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A	Strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB	Adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

BB	Less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

B	Greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The “B” rating category also is used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

CCC	Current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category also is used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

CC	Typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” rating.

C	Typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	Reserved for income bonds on which no interest is being paid.

D	Issue is in payment default, or the obligor has filed for bankruptcy. The “D” rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Notes: An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Commercial Paper/Short-Term Rating Definitions: A Standard & Poor’s short term rating is a current assessment of the likelihood of timely payment of debt with an original maturity of no more than 365 days, such as commercial paper. It is also assigned to remarketed long term debt with a provision that allows the holder to put the debt back to the company in less than one year, in addition to the usual long term rating. (Medium term note programs are assigned long term ratings.)

A-1	Highest category; degree of safety regarding timely payment is strong. Debt determined to possess extremely strong safety characteristics is denoted with a plus sign (+) designation.

A-2	Capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3	Adequate capacity for timely payment. It is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Regarded as having only speculative capacity for timely payment.

C	Assigned to short-term debt obligations with a doubtful capacity for payment.

D	Obligation is in payment default.

MOODY’S

Moody’s bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s sovereign rating.

Such branch obligations are rated at the lower of the bank’s rating or Moody’s sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located is not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Long-Term: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Aaa	Judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A	Possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term: Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s sovereign rating. Such branch obligations are rated at the lower of the bank’s rating or Moody’s sovereign rating for bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer’s branch is located are not incorporated into Moody’s short-term debt ratings.

Moody’s makes no representation that rated bank or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

When an issuer represents to Moody’s that its short-term debt obligations are supported by the credit of another entity or entities, then the names of such supporting entities are listed with the name of the issuer, or indicated with a footnote reference, in Moody’s publications. In assigning ratings to such issuer’s, Moody’s evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangements.

Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

THOMSON BANKWATCH

Thomson BankWatch (“TBW”) ratings are based upon a qualitative and quantitative analysis of all segments of the organization, including holding company and operating subsidiaries.

Short-Term Ratings: TBW’s short-term ratings do not consider any collateral or security as the basis for the rating, although some securities may in fact have collateral. Further, these ratings do not incorporate consideration of the possible sovereign risk associated with a foreign deposit (defined as a deposit taken in a branch outside the country in which the rated entity is headquartered) of the rated entity. TBW’s short-term ratings are intended to assess the likelihood of an untimely or incomplete payment of principal or interest.

TBW-1	Highest category; very high likelihood that principal and interest will be paid on a timely basis.

TBW-2	Second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”

TBW-3	Lowest investment grade category; while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4	Lowest rating category; regarded as non-investment grade and therefore speculative.

Long-Term Debt Ratings: TBW’s long-term debt ratings apply to specific issues of long-term debt and preferred stock. They specifically assess the likelihood of an untimely repayment of principal or interest over the term to maturity of the rated instrument. Ratings may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

Investment Grade

AAA	Highest category; ability to repay principal and interest on a timely basis is very high.

AA	Second-highest category; superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A	Third-highest category; ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB	Lowest investment grade category; acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Non-Investment Grade

BB	Suggests that likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B	Higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

CCC	Clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC	Applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D	Default

FITCH

Investment Grade Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Plus (+)	Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

Plus (+)	Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Minus (-)	Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

DDD, DD, and, D	Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the lowest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate. However, near-term adverse changes could cause these securities to be rated below investment grade.

F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

SPECIALIZED RATINGS

TBW COUNTRY RATINGS

TBW’s Country Ratings represent TBW’s assessment of the overall political and economic stability of a country in which a bank is domiciled.

TBW considers factors other than the financial strength of the individual company. In particular, the context of the company—country risk and the complexion of its domestic financial system—becomes critical. TBW focuses on both political risk—the willingness to meet external debt obligations—and economic risk—the ability to repay external debts.

I	An industrialized country with a long history of political stability, effective economic management, sustainable financial conditions, and continuing access to global capital markets on favorable terms. Short-run risk of default is nonexistent.

I/II	An industrialized country with a long history of political and economic stability that is currently experiencing some short-term political and/or economic difficulties. It enjoys continuing access to global capital markets, though at somewhat higher margins. Short-run risk of default is very low.

II	An industrialized country with a history of political and economic stability that is currently experiencing serious political and/or economic difficulties. It enjoys continuing access to global capital markets, though at significantly higher margins. Short-run risk of default is low.

II/III	A newly industrialized country with a generally healthy economy that currently enjoys wide access to global capital markets. Short-run risk of default is very low.

III	A newly industrialized country with a generally healthy economy but with some significant political and/or economic difficulties. It currently enjoys some access to global capital markets. Short-run risk of default is low.

III/IV	A newly industrialized country experiencing serious political and/or economic difficulties. It enjoys only very limited access to global capital markets. Short-run risk of default is low to medium.

IV	A non-industrialized country that has limited access to world capital markets. Short-run risk of default is low.

IV/V	A non-industrialized country with a history of external debt servicing problems that is currently experiencing serious political and/or economic difficulties. It enjoys only limited access to world capital markets. Short-run risk of default is low to medium.

V	A non-industrialized country with no access to world capital markets and which is considered in default on some or all of its external debt. Short-run risk of default is medium to high.

TBW INTRA-COUNTRY ISSUER RATINGS

TBW’s Intra-Country Issuer Ratings provide a relative assessment of each bank’s financial performance and its ability to meet its obligations within the context of the local market. These ratings are not directly comparable from country to country.

Further, sovereign risk is not factored into the Intra-Country Ratings. However, the ratings do incorporate systemic risks which may be prevalent within certain banking systems that could preclude any bank within the system from achieving the top rating.

TBW assigns only one Intra-Country Issuer Rating to each company, factoring consolidated financials into the overall assessment.

The ratings are assigned using an intermediate time horizon. Intra-Country Issuer Ratings incorporate an overall assessment of the company’s financial strength, in addition to TBW’s opinion of the vulnerability of the company to adverse developments (which may affect the market’s perception of the company, thereby its access to funding and the marketability of its securities).

IC-A	Company possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and very good access to its natural money markets. If weakness or vulnerability exists in any aspect of the company’s business, it is entirely mitigated by other consideration.

IC-A/B	Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

IC-B	A strong company with a solid financial record and well received by its natural money markets. Some minor weaknesses may exist, but any deviation from the company’s historical performance levels should be both limited and short-lived. The likelihood of a significant problem developing is small, yet slightly greater than for a higher-rated company.

IC-B/C	Company is clearly viewed as a good credit. While some shortcomings are apparent, they are not serious and/or are quite manageable in the short-term.

IC-C	Company is inherently a sound credit with no serious deficiencies, but financials reveal at least one fundamental area of concern that prevents a higher rating. Company may recently have experienced a period of difficulty, but those pressures should not be long-term in nature. The company’s ability to absorb a surprise, however, is less than that for organizations with better operating records.

IC-C/D	While still considered an acceptable credit, the company has some meaningful deficiencies. Its ability to deal with further deterioration is less than that of better-rated companies.

IC-D	Company’s financials suggest obvious weaknesses, most likely created by asset quality considerations and/or a poorly structured balance sheet. A meaningful level of uncertainty and vulnerability exists going forward. The ability to address further unexpected problems must be questioned.

IC-D/E	Company has areas of major weakness that may include funding and/or liquidity difficulties. A high degree of uncertainty exists about the company’s ability to absorb incremental problems.

IC-E	Very serious problems exist for the company, creating doubt about its continued viability without some form of outside assistance, regulatory or otherwise.

APPENDIX

PROXY VOTING POLICY AND GUIDELINES

The Board of Trustees of Hansberger International Series (the “Trust”) has delegated proxy voting responsibility to the Adviser. The Adviser has adopted the following policy, procedures and guidelines for the voting of proxies:

HGI Proxy Voting Policy and Procedures

July 28th, 2003

Hansberger Global Investors, Inc.

Proxy Voting Policy and Procedures

Proxy Voting Policy

Hansberger Global Investors, Inc. (“HGI”) generally is responsible for voting proxies with respect to securities held in client accounts, including clients that are pension plans (“plans”) subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”). This document sets forth HGI’s policy with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the U.S. Investment Advisers Act of 1940, as amended.

Specifically, Rule 206(4)-6 requires that we:

•	Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

•	Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

•	Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

A. Objective

Where HGI is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients and, thus, unless a client has provided other instructions, HGI generally votes in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”) (see discussion below) on these issues, although, on occasion HGI abstains from voting on these issues.

When making proxy-voting decisions, HGI generally adheres to its Proxy Voting Guidelines (the “Guidelines”), as revised from time to time by HGI.1 The Guidelines, which have been developed with reference to the positions of ISS, set forth HGI’s positions on recurring issues and criteria for addressing non-recurring issues and incorporates many of ISS’s standard operating policies.

B. Accounts for Which HGI Has Proxy Voting Responsibility

HGI generally is responsible for voting proxies with respect to securities selected by HGI and held in client accounts. HGI’s form Investment Advisory Agreement provides clients with an alternative as to whether the client or HGI will be responsible for proxy voting. However, HGI does not vote proxies for securities not selected by HGI but that are nevertheless held in a client account or where HGI otherwise is not vested with discretionary authority over securities held in a client account.

Although clients may reserve to themselves or assign to another person proxy voting responsibility, certain formalities must be observed in the case of ERISA plans. Where authority to manage ERISA plan assets has been delegated to HGI, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed HGI has expressly reserved to itself or another named fiduciary proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA plan should:

•	be in writing;

[1]	The Policy and Procedures are described generally in our Form ADV, Part II and are made available to clients on request.

HGI Proxy Voting Policy and Procedures

July 28th, 2003

•	state that HGI is “precluded” from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and

•	be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

C. Adherence to Client Proxy Voting Policies

Although clients do not always have proxy-voting policies, if a client has such a policy and instructs HGI to follow it, HGI is required to comply with it except in any instance in which doing so would be contrary to the economic interests of the client or otherwise imprudent or unlawful. In the case of ERISA plans, HGI, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy.

HGI must, to the extent possible, comply with each client’s proxy voting policy. If such policies conflict, HGI may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account, for example (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D. Arrangement with ISS

HGI presently uses ISS to assist in voting proxies. ISS is a premier proxy research, advisory, voting and vote-reporting service that specializes in global proxy voting. ISS’s primary function with respect to HGI is to apprise HGI of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals.

Although we may consider ISS’s and others’ recommendations on proxy issues, HGI bears ultimate responsibility for proxy voting decisions. For ERISA plans for which HGI votes proxies, HGI is not relieved of its fiduciary responsibility by following directions of ISS or the ERISA plans’ named fiduciaries or by delegating proxy voting responsibility to another person.

E. Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of HGI’s clients and the interests of HGI and its employees. HGI must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

•	Proxy votes regarding non-routine matters are solicited by an issuer that has an institutional separate account relationship with HGI;[2]

•	A proponent of a proxy proposal has a business relationship with HGI;

•	HGI has business relationships with participants in proxy contests, corporate directors or director candidates;

HGI’s Proxy Voting Committee is primarily responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Any portfolio manager or research analyst with knowledge of a personal conflict of interest relating to a particular matter shall disclose that conflict to the Chief Compliance Officer and may be required to recuse him or herself from the proxy voting process. Issues raising possible conflicts of interest are referred to the Proxy Voting Committee for resolution. Application of the Guidelines or voting in accordance with the ISS vote recommendation should, in most cases, adequately address any possible conflicts of interest.

[2]

For this purpose, HGI generally will consider as “non-routine” any matter listed in New York Stock Exchange Rule 452.11, relating to when a member firm may not vote a proxy without instructions from its customer (for example, contested matters are deemed non-routine).

HGI Proxy Voting Policy and Procedures

July 28th, 2003

F. Special Issues with Voting Foreign Proxies

Although HGI has arrangements with ISS, voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Logistical problems in voting foreign proxies include the following:

•	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

•

To vote shares in some countries, the shares may be “blocked” by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. HGI may refrain from voting shares of foreign stocks subject to blocking restrictions where, in HGI’s judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares. This decision generally is made on a case-by-case basis based on relevant factors, including the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding.

•

Often it is difficult to ascertain the date of a shareholder meeting because certain countries, such as France, do not require companies to publish announcements in any official stock exchange publication.

•	Time frames between shareholder notification, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action.

•	Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting.

•	Some companies and/or jurisdictions require that, in order to be eligible to vote, the shares of the beneficial holders be registered in the company’s share registry.

•	Lack of a “proxy voting service” by custodians in certain countries.

Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA plan), HGI may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

G. Reports

HGI’s Form ADV, Part II sets forth how clients may obtain information from HGI about how we voted proxies with respect to their securities. If requested, HGI provides clients with periodic reports on HGI’s proxy voting decisions and actions for securities in their accounts, in such forms or intervals as the clients reasonably request. In the case of ERISA plans, the named fiduciary that appointed HGI is required to monitor periodically HGI’s activities, including our decisions and actions with regard to proxy voting. Accordingly, HGI provides these named fiduciaries on request with reports to enable them to monitor HGI’s proxy voting decisions and actions, including our adherence (as applicable) to their proxy voting policies.

H. Operational Procedures

HGI’s Investment Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Operations Group works with ISS, the proxy voting service, and is responsible for ensuring that meeting notices are reviewed and proxy matters are communicated to the portfolio managers or research analysts for consideration and voting recommendations. The Proxy Administrator is also responsible for fielding questions regarding a proxy vote from ISS, and soliciting feedback from the portfolio managers and, or research analysts covering the company.

HGI Proxy Voting Policy and Procedures

July 28th, 2003

The Proxy Administrator will process proxies of a routine nature in accordance with HGI’s Proxy Voting Guidelines when the vote recommendation from ISS and company management are in agreement on how the proposal should be voted. A response or feedback from the portfolio manager or research analyst covering the company will be solicited in writing by the Proxy Administrator when proposals are not covered by the Guidelines, ISS recommends a vote contrary to company management, or the Guidelines are unclear on how a proxy should be voted. Responses from portfolio managers and research analysts are required to be in writing and are maintained by the Proxy Administrator. The Proxy Administrator is responsible for the actual submission of the proxies in a timely fashion.

A portfolio manager or research analyst may submit a proxy recommendation to the Proxy Administrator for processing contrary to the Guidelines or ISS vote recommendation if he or she determines that it is in the best interest of clients. Portfolio managers or research analysts who submit voting recommendations inconsistent with the Guidelines or ISS vote recommendations are required to document the rationale for their recommendation. The Proxy Voting Committee will review the recommendation in order to determine whether the portfolio manager’s or research analyst’s voting rationale appears reasonable and in the best interests of clients. If the Proxy Voting Committee does not agree that the portfolio manager’s or research analyst’s rationale is reasonable and in the best interests of clients, the Proxy Voting Committee will vote the proxy and document the reason(s) for its decision. The Proxy Administrator is responsible for maintaining the documentation provided by portfolio managers, research analysts, and the Proxy Voting Committee, and assuring that it adequately reflects the basis for any recommendation or vote that is cast in opposition to the Guidelines or ISS vote recommendation.

I. Securities Subject to Lending Arrangements

For various legal or administrative reasons, HGI, customarily and typically does not, and is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. HGI will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, HGI may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in HGI’s judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

HGI Proxy Voting Guidelines

July 28th, 2003

Hansberger Global Investors, Inc.

Proxy Voting Guidelines

General Guidelines

The proxy voting guidelines below summarize HGI’s position on various issues of concern to investors and give a general indication of how portfolio securities held in client accounts will be voted on proposals dealing with particular issues. The guidelines are not exhaustive and do not include all potential voting issues. In addition, because proxy voting issues and circumstances of individual companies are so varied, there may be instances when HGI may not vote in strict adherence to these guidelines as outlined below. The following guidelines are grouped according to the types of proposals generally presented to shareholders.

(i) Board of Directors Issues

HGI will generally vote for all Board of Directors nominees unless certain actions by the Directors warrant votes to be withheld. These instances include Directors who:

•	Attend less than 75% of the board and committee meetings unexcused;

•	Ignore a shareholders’ proposal that is approved by a majority of the votes cast for two (2) consecutive years;

HGI Proxy Voting Guidelines

July 28th, 2003

•	Have failed to act on takeover offers where the majority of the shareholders have tendered their shares;

•	Are inside directors and sit on the audit, compensation or nomination committees; and

•	Enacted egregious corporate governance policies.

All other items are voted on a case-by-case basis with the exception of the following, which HGI will generally oppose:

•	Proposals to limit the tenure of outside directors;

•	Proposals to impose mandatory retirement ages for outside directors; and

•	Proposals requiring directors to own a minimum amount of company stock in order to qualify as director or remain on the board.

(ii) Auditors

HGI will generally vote for proposals to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company, and is therefore not independent; or

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

(iii) Executive and Director Compensation

HGI will generally support executive compensation plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders. HGI will also support resolutions regarding director’s fees. In general, HGI will determine votes for the following on a case-by-case basis:

•	Stock-based incentive plans;

•	Performance-based stock option proposals;

•	Stock plans in lieu of cash;

•	Proposals to ratify or cancel executive severance agreements; and

•	Management proposals seeking approval to re-price options

HGI will generally vote for:

•	Employee stock purchase plans where the purchase price is at least 85 percent of fair market value, offering period is 27 months or less, and potential voting power dilution is ten percent or less;

•	Proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares);

•	Proposals to implement a 401(k) savings plan for employees;

•

Proposals seeking additional disclosure of executive and director pay information, provided that the information is relevant to shareholders’ needs, would not put the company at a disadvantage, and is not unduly burdensome; and

•	Proposals to expense stock options.

HGI will generally vote against:

•	Retirement plans for non-employee directors;

•	Shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or forms of compensation; and

•	Shareholder proposals requiring director fees to be paid in stock only

HGI Proxy Voting Guidelines

July 28th, 2003

(iv) Takeover/Tender Offer Defenses

Anti-takeover proposals are analyzed on a case-by-case basis. However, since investors customarily, in our view, suffer a diminution of power as a result of the adoption of such proposals, they are generally opposed by HGI unless structured in such a way that they give shareholders the ultimate decision on any proposal or offer. Specifically, HGI will under normal circumstances oppose:

•	Dual class exchange offers and dual class recapitalizations (unequal voting rights);

•	Proposals to require a supermajority shareholder vote to approve charter and bylaw amendments;

•	Proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations; and

•	Fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

HGI will generally vote in favor of the following issues:

•	Proposals to adopt anti-greenmail charter by-law amendments or to otherwise restrict a company’s ability to make greenmail payments; and

•	Proposals to require approval of blank check preferred stock issues for other than general corporate purposes

(v) Capital Structure and Shareholder Rights

This category consists of broad issues concerning capital structure and shareholder rights. These types of issues generally call for revisions to the corporate by-laws, which will impact shareholder ownership rights. All items are reviewed and voted on a case-by-case basis; however, HGI endeavors to balance the ownership rights of shareholders and their best interests with providing management of each corporation the greatest operational latitude.

(vi) Social and Political Responsibility Issues

In the case of social and political responsibility issues that in HGI’s view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of HGI’s clients. Unless a client has given us other instructions, HGI generally votes in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”) on these social and political issues, although HGI sometimes abstains from voting on these issues.

PART C: OTHER INFORMATION

Item 23.	Exhibits:

(a)(1)	Agreement and Declaration of Trust of the Hansberger Institutional Series (the “Registrant”), dated July 26, 1996 (incorporated herein by reference to the Initial Registration Statement filed on July 26, 1996).

(a)(2)	Amendment to the Agreement and Declaration of Trust (incorporated herein by reference to Pre-Effective Amendment No. 1 filed on September 23, 1996).

(a)(3)	Amended and Restated Agreement and Declaration of Trust of the Registrant, dated October 4, 1996, (incorporated herein by reference to Pre-Effective Amendment No. 2 filed on October 18, 1996).

(a)(4)	Form of Amendment to the Agreement and Declaration of Trust (incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement filed on April 27, 2007).

(a)(5)	Form of Amendment to the Agreement and Declaration of Trust (incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement filed on April 27, 2007).

(b)(1)	Amended and Restated By-Laws of the Registrant (incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement filed on March 3, 2008).

(c)(1)	By-Laws (See Section 2 and Section 7).

(c)(2)	Declaration

See Article III--“Shares,” Section 1, Section 2 and Section 6.

(d)(1)	Investment Advisory Agreement (incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement filed on March 1, 1999).

(d)(2)	Amendment to Investment Advisory Agreement dated May 11, 2000 (incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement filed on April 29, 2004).

(d)(3)	Amendment to Investment Advisory Agreement dated September 4, 2003 (incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement filed on April 29, 2004).

(d)(4)	Form of Amendment to Investment Advisory Agreement dated October 5, 2004 (incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement filed on May 2, 2005).

(d)(5)	Form Investment Advisory Agreement dated March 9, 2007 (incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement filed on April 27, 2007).

(d)(6)	Amendment to Investment Advisory Agreement dated September 14, 2007 (incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement filed on March 3, 2008).

(e)(1)	Distribution Agreement (incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement filed on April 27, 2007).

(e)(2)	Form of Dealer Agreement is filed herewith.

(f)	Not Applicable.

(g)(1)	Custodian Agreement, (incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement filed on March 1, 1999).

(g)(2)	Amendment to Custody Agreement dated July 2, 2001 (incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement filed on April 18, 2001).

(g)(3)	Form of Master Custodian Agreement (incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement filed on September 13, 2005).

(h)(1)	Administrative Services Agreement (incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement filed on September 14, 2007).

(h)(2)	First Amendment to the Administrative Services Agreement (incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement filed on September 14, 2007).

(h)(3)	Second Amendment to the Administrative Services Agreement (incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement filed on September 14, 2007).

(h)(4)	Third Amendment to the Administrative Services Agreement (incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement filed on September 14, 2007).

(h)(5)	Fourth Amendment to the Administrative Services Agreement (incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement filed on September 14, 2007).

(h)(6)	Fifth Amendment to the Administrative Services Agreement, dated February 1, 2008 (incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement filed on March 3, 2008).

(h)(7)	Sixth Amendment to the Administrative Services Agreement, dated February 19, 2008 is filed herewith

(h)(8)	Form of Transfer Agency and Service Agreement (incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement filed on September 13, 2005).

(h)(8)(i)	Amendment to Transfer Agency and Service Agreement dated September 17, 2007 is filed herewith.

(h)(8)(ii)	Amendment to Transfer Agency and Service Agreement dated October 29, 2007 is filed herewith.

(h)(9)	HGI Management Expense Cap Letter dated April 30, 2008 is filed herewith.

(h)(10)	Letter Agreement (incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement filed on April 27, 2007).

(h)(11)	Securities Lending Authorization Agreement dated September 1, 2005 is filed herewith.

(h)(11)(i)	First Amendment to the Securities Lending Authorization Agreement dated December 20, 2005 is filed herewith.

(h)(11)(ii)	Second Amendment to the Securities Lending Authorization Agreement dated February 29, 2008 is filed herewith.

(h)(12)	Administrative Series Fee Waiver dated October 1, 2007 is filed herewith.

(i)(1)	Opinion and Consent of Counsel (incorporated herein by reference to the 24f-2 Notice filed on February 24, 1997).

(i)(2)	Opinion and Consent of Counsel Related to Post-Effective Amendment No. 18 (incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement filed on April 27, 2007).

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 as amended effective September 2007 (incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement filed on March 3, 2008).

(p)(1)	Registrant’s Amended Code of Ethics, dated September 14, 2007 (incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement filed on March 3, 2008).

(p)(2)	Hansberger Global Investors, Inc. Amended Code of Ethics dated May 17, 2007 (incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement filed on March 3, 2008).

(p)(3)	Natixis Distributors, L.P. Code of Ethics dated October 1, 2007 (incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement filed on March 3, 2008).

(q)	Power of Attorney dated September 14, 2007 authorizing John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok to execute this Registration Statement, and Amendments thereto, for each of the Trustees of the Registrant (incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement filed on September 14, 2007).

Item 24.	Persons Controlled by or under Common Control with Registrant:

See the Prospectus and the Statement of Additional Information regarding the Registrant’s control relationships.

Item 25.	Indemnification.

Article VIII of the Agreement and Restated Declaration of Trust filed as Exhibit (a)(3) to the Registration Statement is incorporated herein by reference to Pre-Effective Amendment No. 2 filed on October 18, 1996. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in being registered, the Registrant will, unless in the opinion of its counsel the matter had been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.	Business and Other Connections of the Investment Adviser.

Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of the investment adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Hansberger Global Investors, Inc. (the “Adviser”) is the investment adviser for the Trust. The principal address is 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
Holt, Ronald Wayne President, CEO	Hansberger International Series	Executive Vice President

Bowman, Byron General Counsel	Hansberger International Series	Senior Vice President

Freeman, Wesley Edmond Managing Director – Institutional Marketing, Director	Hansberger International Series	Former Vice President

Item 27.	Principal Underwriters.

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Natixis Distributors, L.P., the principal underwriter of the Registrant, also serves as principal underwriter for:

Delafield Fund, Inc.

Natixis Cash Management Trust

Natixis Funds Trust I

Natixis Funds Trust II

Natixis Funds Trust III

Natixis Funds Trust IV

Loomis Sayles Funds I

Loomis Sayles Funds II

Gateway Trust

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is 399 Boylston Street, Boston, Massachusetts 02116.

The general partner and officers of the Registrant’s principal underwriter, Natixis Distributors, L.P., are as follows:

Name	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant

Natixis Distribution Corporation	General Partner	None

David Giunta	President and Chief Executive Officer	President and Chief Executive Officer

Robert Krantz	Executive Vice President	Executive Vice President

Coleen Downs Dinneen	Executive Vice President, General Counsel, Secretary and Clerk	Secretary, Clerk and Chief Legal Officer

Russell Kane	Senior Vice President, Deputy General Counsel, Assistant Secretary, Assistant Clerk and Chief Compliance Officer for Mutual Funds	Chief Compliance Officer, Anti-Money Laundering Officer and Assistant Secretary

Michael Kardok	Senior Vice President	Treasurer, Principal Financial and Accounting Officer

Diane Whelan	Executive Vice President and Chief Information Officer	None

Beatriz Pina-Smith	Executive Vice President, Treasurer and Chief Financial Officer	None

Anthony Loureiro	Senior Vice President, Chief Compliance Officer-Broker/Dealer and Anti-Money Laundering Compliance Officer	None

David Vallon	Senior Vice President and Chief Compliance Officer-Adviser	None

Marilyn Rosh	Vice President and Controller	None

Matthew Coldren	Executive Vice President	None

Caren Leedom	Executive Vice President	None

Peter Martin	Executive Vice President	None

Matt Raynor	Executive Vice President	None

Sharon Wratchford	Executive Vice President	None

David Allison	Senior Vice President	None

John Bearce	Senior Vice President	None

William Butcher	Senior Vice President	None

James Cove	Senior Vice President	None

Mark Doyle	Senior Vice President	None

David Goodsell	Senior Vice President	None

Dana Hartwell	Senior Vice President	None

Robert Hussey	Senior Vice President	None

David Lafferty	Senior Vice President	None

Dan Lynch	Senior Vice President	None

Ian MacDuff	Senior Vice President	None

Marla McDougall	Senior Vice President	None

Maureen O’Neill	Senior Vice President	None

Elizabeth Puls-Burns	Senior Vice President	None

Susannah Wardly	Senior Vice President	None

Faith Yando	Senior Vice President	None

Item 28.	Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 as amended, and the rules promulgated thereunder, are maintained at the following addresses:

Hansberger International Series

399 Boylston Street

Boston, Massachusetts 02116

State Street Bank & Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

Boston Financial Data Services, Inc.

2 Heritage Drive, 4th Floor

North Quincy, Massachusetts 02171

Hansberger Global Investors, Inc.

401 East Las Olas Boulevard

Suite 1700

Fort Lauderdale, Florida 33301

Item 29.	Management Services.

None.

Item 30.	Undertakings.

None.

HANSBERGER INTERNATIONAL SERIES

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for the effectiveness of this Post-Effective Amendment No. 21 to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 21 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 29th day of April, 2008.

HANSBERGER INTERNATIONAL SERIES

By:	/s/ David L. Giunta
David L. Giunta
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement of the Registrant has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Michael C. Kardok	Treasurer	April 29, 2008
Michael C. Kardok

/s/ GRAHAM T. ALLISON, JR.*	Trustee	April 29, 2008
Graham T. Allison, Jr.

/s/ CHARLES D. BAKER*	Trustee	April 29, 2008
Charles D. Baker

/s/ EDWARD A. BENJAMIN*	Trustee	April 29, 2008
Edward A. Benjamin

/s/ ROBERT J. BLANDING*	Trustee	April 29, 2008
Robert J. Blanding

/s/ DANIEL M. CAIN*	Trustee	April 29, 2008
Daniel M. Cain

/s/ John T. Hailer	Trustee	April 29, 2008
John T. Hailer

/s/ JONATHAN P. MASON*	Trustee	April 29, 2008
Jonathan P. Mason

/s/ SANDRA O. MOOSE*	Trustee, Chairperson of the Board	April 29, 2008
Sandra O. Moose

/s/ CYNTHIA L. WALKER*	Trustee	April 29, 2008
Cynthia L. Walker

*By:	/s/ Coleen Downs Dinneen
Coleen Downs Dinneen
Attorney-In-Fact**

April 29, 2008

**	Powers of Attorney are incorporated by reference to exhibit (q) to PEA No. 19 to the Registration Statement filed on September 14, 2007.

Hansberger International Series

Exhibit Index

Exhibits for Item 23 of Form N1-A

Exhibit	Exhibit Description
(e)(2)	Form of Dealer Agreement
(h)(7)	Sixth Amendment to the Administrative Services Agreement

(h)(8)(i)	Amendment to Transfer Agency and Services Agreement

(h)(8)(ii)	Amendment to Transfer Agency and Services Agreement

(h)(9)	HGI Expense Cap Letter

(h)(11)	Securities Lending Authorization Agreement

(h)(11)(i)	First Amendment to Securities Lending Authorization Agreement

(h)(11)(ii)	Second Amendment to Securities Lending Authorization Agreement

(h)(12)	Administrative Services Fee Waiver

(j)	Consent of Independent Registered Public Accounting Firm